SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1  (File No. 333-92456)

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                       AXP Market Advantage Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration  Statement shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933.

                            AMERICAN EXPRESS(R) FUNDS

            Principal Executive Office: 901 Marquette Avenue South, Suite 2810

                           Minneapolis, MN 55402-3268

                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS

                          To be held November 13, 2002

--------------------------------------------------------------------------------
                    AXP(R) Market Advantage Series, Inc.
                       -- AXP(R) Nasdaq 100 Index(R) Fund
                       -- AXP(R) Total Stock Market Index Fund
--------------------------------------------------------------------------------

AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund (individually a "Fund" and together the "Funds") will hold a regular shareholders' meeting at 11 a.m. on November 13, 2002, at The Marquette Hotel, 701 Marquette Avenue, Minneapolis, MN in the Red River Room on the third floor. This will be a joint meeting for both of the Funds listed above. At the meeting, shareholders will consider the following:

o A proposal to approve an Agreement and Plan of Reorganization between the Fund and AXP S&P 500 Index Fund. Under this Agreement, each Fund will transfer all of its assets attributable to Class D and Class E shares to S&P 500 Index Fund in exchange for corresponding Class D and Class E shares of S&P 500 Index Fund. These shares will be distributed proportionately to you and the other shareholders of your Fund. S&P 500 Index Fund will assume the Fund's liabilities.

o   Election of Board members.

o   A proposal to amend the Articles of Incorporation.

o Other business as may properly come before the meeting, or any adjournment of the meeting.

Please take a few minutes to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on September 14, 2002, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (866) 208-5310. It is important that you vote. The Board recommends that you vote FOR each proposal. This proxy statement was first mailed to shareholders the week of September 15, 2002.

               By order of the Board of Directors


               Leslie L. Ogg, Secretary
               September 14, 2002

--------------------------------------------------------------------------------
1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               September 14, 2002

This document is a proxy statement for each of the Funds and a prospectus for S&P 500 Index Fund. It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of the Funds and S&P 500 Index Fund is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

The following information describes the proposed reorganization of your Fund into S&P 500 Index Fund (the "Reorganization").

Fund Investment Objectives. The investment objective for your Fund and S&P 500 Index Fund is identical: The Fund seeks to provide shareholders with long-term capital appreciation.

How the Reorganization Will Work.

o The Fund will transfer all of its assets to S&P 500 Index Fund. S&P 500 Index Fund will assume the Fund's stated liabilities.

o S&P 500 Index Fund will issue shares of Class D and Class E to the Fund in an amount equal to the value of the assets of Class D and Class E shares that it receives from the Fund, less the liabilities it assumes. These shares will be distributed to the Fund's shareholders in proportion to their holdings in the Fund. You will not pay any sales charge in connection with this distribution of shares.

Please note that S&P 500 Index Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its goal.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
2  AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Where to Get More Information
------------------------------------- ------------------------------------------
S&P 500 Index Fund's most recent      Accompanying, and incorporated by
prospectus, dated April 1, 2002.      reference into, this proxy
                                      statement/prospectus as Exhibit 5,
                                      included at the end of this booklet.
------------------------------------- ------------------------------------------
S&P 500 Index Fund's most recent      Incorporated by reference into this proxy
annual report, for the period ended   statement/ prospectus. For a copy at no
Jan. 31, 2002.                        charge, call toll-free  (800) 862-7919 or
                                      write to the address below.
------------------------------------- ------------------------------------------
S&P 500 Index Fund's most recent      Incorporated by reference into this proxy
statement of additional information,  statement/ prospectus. For a copy at no
dated April 1, 2002.                  charge, call toll-free  (800) 862-7919 or
                                      write to the address below.
------------------------------------- ------------------------------------------
Your Fund's most recent prospectus    Incorporated by reference into this proxy
and annual report, for the period     statement/ prospectus. For a copy at no
ended Jan. 31, 2002.                  charge, call toll-free  (800) 862-7919 or
                                      write to the address below.
------------------------------------- ------------------------------------------
Your Fund's most recent statement of  Incorporated by reference into this proxy
additional information, dated April   statement/ prospectus. For a copy at no
1, 2002.                              charge, call toll-free  (800) 862-7919 or
                                      write to the address below.
------------------------------------- ------------------------------------------
Statement of additional information   Incorporated by reference into this proxy
dated the same date as this proxy     statement/ prospectus. For a copy at no
statement/prospectus. This document   charge, call toll-free  (866) 208-5310 or
contains information about both your  write to the address below.
Fund and  S&P 500 Index Fund.
------------------------------------- ------------------------------------------
To ask questions about this proxy     Call your advisor or call client services
statement/prospectus.                 toll-free at (866) 208-5310 or write to:
                                      American Express Client Service
                                      Corporation
                                      70100 AXP Financial Center
                                      Minneapolis, MN 55474
------------------------------------- ------------------------------------------

The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                            Page
Section A -- Fund Proposals                                                  5
    Proposal 1. Reorganization                                               5

        Summary                                                              5
             How the Reorganization Will Work                                5
             Comparison of your Fund and S&P 500 Index Fund                  5
             Risk Factors                                                    8
             Tax Consequences                                                9

        Fees and Expenses                                                    9

        The Reorganization                                                  11
             Terms of the Reorganization                                    11
             Conditions to Closing the Reorganization                       12
             Termination of the Agreement                                   12
             Tax Status of the Reorganization                               12
             Reasons for the Proposed Reorganization and Board
             Deliberations                                                  14
             Boards' Determination                                          16

    Proposal 2. Election of Board Members                                   17

    Proposal 3. Amendment to Articles of Incorporation                      22

Section B - Proxy Voting And Shareholder Meeting Information                24

        Voting                                                              24
        Revoking your Proxy                                                 25
        Joint Proxy Statement/Simultaneous Meetings                         25
        Solicitation of Proxies                                             25
        Shareholder Proposals                                               25
        Dissenters' Right of Appraisal                                      26
        Other Business                                                      26
        Adjournment                                                         26

Section C -- Capitalization And Ownership Of Fund Shares                    27

Section D -- Experts                                                        28

Section E -- Additional Information About The Funds' Businesses             29

Exhibits

1.  Form of Agreement and Plan of Reorganization
    between the Fund and S&P 500 Index Fund.                                30

2.  Matters Subject to Approval at Regular Meeting of S&P 500 Index Fund.   41

3.  Minnesota Business Corporation Act Sections 302A.471 and 302A.473.      44

4.  Management's Discussion of S&P 500 Index Fund                           50

5.  Most recent S&P 500 Index Fund prospectus.                      (enclosed)


--------------------------------------------------------------------------------
4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

SECTION A -- FUND PROPOSALS

PROPOSAL 1: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION
           (Applies to: All Funds)

SUMMARY
This proxy statement/prospectus is being used by the Board of Directors (the "Board") of the Fund to solicit proxies to vote at a regular meeting of shareholders. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of the Fund into the S&P 500 Index Fund.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary. The materials in the statement of additional information dated the same date as this proxy statement/prospectus are incorporated by reference into this proxy statement/prospectus.

How the Reorganization Will Work

o The Fund will transfer all of its assets to S&P 500 Index Fund. S&P 500 Index Fund will assume the Fund's stated liabilities.

o S&P 500 Index Fund will issue shares of Class D and Class E to the Fund in an amount equal to the value of the assets of Class D and Class E shares that it receives from the Fund, less the liabilities it assumes. These shares will be distributed to the Fund's shareholders in proportion to their holdings in the Fund.

o Neither the Fund nor the shareholders of the Fund will pay any sales charge in connection with the Reorganization.

o After the Reorganization is completed, current Fund shareholders will be shareholders of S&P 500 Index Fund. The Fund will no longer be registered as a mutual fund and will be terminated under state law.

Comparison of Your Fund and S&P 500 Index Fund
Your Fund and S&P 500 Index Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have American Express Financial Corporation ("AEFC") as an investment adviser.

o Calculate net asset value per share at the close of trading on the New York Stock Exchange (the "NYSE") (normally 3:00 p.m. Central Time) each business day.

o   Have two classes of shares: Class D and Class E.

--------------------------------------------------------------------------------
5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

o Have identical policies for buying, selling and exchanging shares. Exchanges are allowed into the same class of shares of other AXP index funds.

o Have a minimum initial investment amount of $2,000 and a subsequent investment amount of $500 ($100 for systematic purchases).

o   Have cumulative voting rights when voting on the election of directors.

Investment Objectives, Policies, Investment Strategies, Risks  and Restrictions

o Nasdaq 100 Index Fund, Total Stock Market Index Fund and S&P 500 Index Fund have the same objective: to provide shareholders with long-term capital appreciation. In order to meet that objective, these funds invest primarily in securities that are expected to provide investment results that correspond to the performance of a specified index that differs for each fund. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

Investment Strategies

o Nasdaq 100 Index Fund. The Fund seeks to provide investment results that correspond to the total return of the over-the-counter market. The Fund invests in common stocks included in the Nasdaq 100 Index. The Nasdaq 100 Index includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market.

o Total Stock Market Index Fund. The Fund seeks to provide investment results that correspond to the total return of the overall U.S. stock market. The Fund invests in common stocks included in the Wilshire 5000 Total Market Index (the "Wilshire 5000"). The Wilshire 5000 consists of U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

o S&P 500 Index Fund. The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

o Comparison of Indexes. While each of the three indexes focuses on a different segment of the securities market, there is significant overlap in the stocks included in the indexes. As of June 30, 2002, 59 of the 100 stocks held by AXP Nasdaq 100 Index Fund were also included in the S&P 500 Index. As of the same date, 488 of the 1,963 stocks held by AXP Total Stock Market Index Fund were also included in the S&P 500 Index. For both funds, as of June 30, 2002, 75% of the value of all of their holdings were stocks included in the S&P 500.

--------------------------------------------------------------------------------
6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Indexing Strategies

o Nasdaq 100 Index Fund and S&P 500 Index Fund -- Full Replication. Nasdaq 100 Index Fund and S&P 500 Index Fund normally will invest in all stocks in the applicable index in roughly the same proportions as their weightings in the index. For example, if 5% of the Nasdaq 100 Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the index, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the index when it believes it would be a cost efficient way of approximating the index's performance to do so, for example, in anticipation of a stock being added to the index.

o Total Stock Market Index Fund -- Sampling. Total Stock Market Index Fund may use sampling techniques in an attempt to replicate the returns of the index using a smaller number of securities. Sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposure, dividend yield, price/earnings ratio, price/book ratio and earnings growth.

o Comparison of Full Replication and Sampling Indexing Strategies. Under a full replication strategy, the fund generally invests in all stocks in the applicable index in roughly the same proportion as their weighting in the index. A sampling strategy, on the other hand, involves purchasing some, but not all, of the stocks in the applicable index. A fund will use a sampling strategy, rather than a full replication strategy, when the applicable index includes more stocks than can reasonably be held by a single fund. Total Stock Market Index Fund, for example, seeks to match the return of the Wilshire 5000, an index that includes over 5,000 stocks. Rather than investing in over 5,000 stocks, the fund uses a sampling strategy. While funds may use different strategies, depending on the number of stocks included in the index, no matter what strategy is used, the fund seeks to match the return of the applicable index. Whether using a full replication strategy or a sampling strategy, the investment manager expects the correlation between the fund and its respective index to be at least .95. A correlation of 1.00 means the return of the fund can be completely explained by the return of the index.

o Other Strategies. For your Fund and S&P 500 Index Fund, the investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. Your Fund and S&P 500 Index Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index.

--------------------------------------------------------------------------------
7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Your Fund and S&P 500 Index Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund and S&P 500 Index Fund generally are managed without regard to tax efficiency.

"S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 5000" is a trademark of Wilshire Associates Incorporated. The Nasdaq-100 Index(R) is a trademark of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"). These trademarks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, Wilshire, the Corporations or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

Risk Factors. The principal risks associated with an investment in the Fund and in S&P 500 Index Fund, described below, are substantially similar.

o Market Risk. The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

o Tracking Error Risk. A fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

o Sector/Concentration Risk. The Fund and S&P 500 Index Fund are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking an index, the fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. A fund will invest more than 25% of its total assets in a particular industry only if necessary to track its respective index.

o    Small  Company  Risk  (Nasdaq 100 Index Fund and Total Stock  Market  Index
     Fund). Investment in small and medium companies often involves greater risks than investments in larger, more established companies because

--------------------------------------------------------------------------------
8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
    small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Tax Consequences. The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Fund and S&P 500 Index Fund receive a satisfactory opinion from the law firm of Ropes & Gray, to that effect.

FEES AND EXPENSES
Each Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.24% of its average daily net assets for S&P 500 Index Fund; 0.30% of its average daily net assets for Total Stock Market Index Fund; and 0.38% of its average daily net assets for Nasdaq 100 Index Fund. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses as more fully set out below in Table 1-1.

Table 1-1 describes the fees and expenses that you pay if you buy and hold shares of the Fund or shares of S&P 500 Index Fund. The table also shows pro forma expenses of S&P 500 Index Fund assuming the proposed Reorganization had been effective during the most recent fiscal year.

Table 1-1. Actual and Pro Forma Fund Expenses
For the Most Recent Fiscal Year ended Jan. 31, 2002

Shareholder Fees(a) (fees paid directly from your investment)  Class D   Class E

Maximum sales charge (load) on purchases(b)                       0%        0%
(as a percent of offering price)

Annual index account fee (for accounts under $10,000)            $10       $10

Annual Fund operating expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets:

Nasdaq 100 Index Fund                                          Class D   Class E
Management fees                                                 0.38%     0.38%
Distribution (12b-1) fees(c)                                    0.25%     0.00%
Other expenses(d)                                               0.70%     0.70%
Total(e)                                                        1.33%     1.08%
Fee waiver/expense reimbursement                                0.54%     0.54%
Net expenses                                                    0.79%     0.54%

--------------------------------------------------------------------------------
9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

For the Most Recent Fiscal Year ended Jan. 31, 2002

Annual Fund operating expenses (expenses that are deducted from Fund assets) (continued) As a percentage of average daily net assets:

Total Stock Market Index Fund                                  Class D   Class E
Management fees                                                 0.30%     0.30%
Distribution (12b-1) fees(c)                                    0.25%     0.00%
Other expenses(d)                                               0.39%     0.39%
Total(e)                                                        0.94%     0.69%
Fee waiver/expense reimbursement                                0.20%     0.20%
Net expenses                                                    0.74%     0.49%

S&P 500 Index Fund                                             Class D   Class E
Management fees                                                 0.24%     0.24%
Distribution (12b-1) fees(c)                                    0.25%     0.00%
Other expenses(d)                                               0.48%     0.48%
Total(e)                                                        0.97%     0.72%
Fee waiver/expense reimbursement                                0.33%     0.33%
Net expenses                                                    0.64%     0.39%

S&P 500 Index Fund - Pro Forma                                 Class D   Class E
Management fees                                                 0.24%     0.24%
Distribution (12b-1) fees(c)                                    0.25%     0.00%
Other expenses(d)                                               0.48%     0.48%
Total(e)                                                        0.97%     0.72%
Fee waiver/expense reimbursement                                0.33%     0.33%
Net expenses                                                    0.64%     0.39%

(a) A wire transfer charge, currently $15, may be deducted from your brokerage account for wire transfers made at your request.

(b) There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase.

(c) 12b-1 fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(e) AEFC and the transfer agent have agreed to waive certain fees and to absorb certain other expenses for Nasdaq 100 Index Fund and Total Stock Market Index Fund until Jan. 31, 2003. For S&P 500 Index Fund, AEFC and the transfer agent have agreed to cap expenses until Jan. 31, 2004. Under the agreement, net expenses for Class D will not exceed 0.79% for Nasdaq 100 Index Fund, 0.74% for Total Stock Market Index Fund and 0.64% for S&P 500 Index Fund. Net expenses for Class E will not exceed 0.54% for Nasdaq 100 Index Fund, 0.49% for Total Stock Market Index Fund and 0.39% for S&P 500 Index Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Assume you invest

--------------------------------------------------------------------------------
10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

$10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, the following table shows your costs under the current arrangements and your costs if the proposed reorganization had been in effect.

Fund                                  1 year    3 years    5 years   10 years
Nasdaq 100 Index - Class D             $81       $368       $678      $1,560
Nasdaq 100 Index - Class E              55        290        544       1,274
Total Stock Market Index - Class D      76        280        501       1,141
Total Stock Market Index - Class E      50        201        365         843
S&P 500 Index - Class D                 65        241        470       1,129
S&P 500 Index - Class D Pro Forma       65        241        470       1,129
S&P 500 Index - Class E                 40        162        333         832
S&P 500 Index - Class E Pro Forma       40        162        333         832

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

THE REORGANIZATION
Terms of the Reorganization. The Board has approved the Agreement, a copy of which is attached as Exhibit 1. The Agreement provides for Reorganization on the following terms:

o The Reorganization is scheduled to occur on the first day that the NYSE is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Fund and S&P 500 Index Fund.

o The Fund will transfer all of its assets to S&P 500 Index Fund and, in exchange, S&P 500 Index Fund will assume the Fund's stated liabilities.

o S&P 500 Index Fund will issue Class D and Class E shares to the Fund in an amount equal to the value of the assets of Class D and Class E shares that it receives from S&P 500 Index Fund, less the liabilities assumed by S&P 500 Index Fund in the transaction. These shares will immediately be distributed by the Fund to its shareholders in proportion to their holdings in the Fund. As a result, shareholders of the Fund will become Class D or Class E shareholders of S&P 500 Index Fund.

o Neither the Fund nor the shareholders of the Fund will pay any sales charge in connection with the Reorganization. There are no sales loads on these funds.

o The net asset value of the Fund and S&P 500 Index Fund will be computed as of 3:00 p.m. Central time, on the closing date.

o After the Reorganization, the Fund will no longer be registered as a mutual fund and will be terminated under state law.

--------------------------------------------------------------------------------
11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Conditions to Closing the Reorganization. The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

o The Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

o The Fund will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

o A registration statement on Form N-14 will have been filed with the SEC and declared effective for the Fund.

o    The shareholders of the Fund will have approved the Agreement.

o The Fund will have received an opinion of tax counsel that the proposed Reorganization will be tax-free for the Fund and its shareholders.

Termination of the Agreement. The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Fund or S&P 500 Index Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Fund or S&P 500 Index Fund or the directors, officers or shareholders of the Fund or of S&P 500 Index Fund.

Tax Status of the Reorganization. Each Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Fund and S&P 500 Index Fund receive a satisfactory opinion from the law firm of Ropes & Gray (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"):

o The transfer of the Fund's assets to S&P 500 Index Fund in exchange for Class D and Class E shares of S&P 500 Index Fund and the assumption of the Fund's liabilities, followed by the distribution of those Class D and Class E shares to the Fund's shareholders and the termination of the Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Fund and S&P 500 Index Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

o Under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of all of its assets to S&P 500 Index Fund or on the distribution by the Fund of Class D and Class E shares of S&P 500 Index Fund to Fund shareholders in liquidation.

o Under Section 354 of the Code, the shareholders of the Fund will not recognize gain or loss upon the exchange of their Class D or Class E shares of the Fund solely for S&P 500 Index Fund Class D or Class E shares as part of the Reorganization.

--------------------------------------------------------------------------------
12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
o- Under Section 358 of the Code, the aggregate basis of the Class D or Class E shares of S&P 500 Index Fund that a Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class D or Class E shares of the Fund exchanged therefor.

o Under Section 1223(1) of the Code, the tax holding period for the Class D or Class E shares of S&P 500 Index Fund that a Fund shareholder receives in the Reorganization will include the period for which he or she held the Class D or Class E shares of the Fund exchanged therefor, provided that on the date of the exchange he or she held such Fund shares as capital assets.

o Under Section 1032 of the Code, no gain or loss will be recognized by S&P 500 Index Fund upon the receipt of the Fund's assets solely in exchange for the issuance of S&P 500 Index Fund's Class D and Class E shares to the Fund and the assumption of all of the Fund's liabilities by S&P 500 Index Fund.

o Under Section 362(b) of the Code, the basis in the hands of S&P 500 Index Fund of the assets of the Fund transferred to S&P 500 Index Fund will be, in each instance, the same as the basis of those assets in the hands of the Fund immediately prior to the transfer.

o Under Section 1223(2) of the Code, the tax holding period of the assets of the Fund in the hands of S&P 500 Index Fund will include the periods during which such assets were held by the Fund.

o S&P 500 Index Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Nasdaq 100 Index Fund and Total Stock Market Index Fund will not engage in any major sell-offs prior to the Reorganization. Securities held by those Funds at the time of the Reorganization that are not in S&P 500 Index will be sold by S&P 500 Index Fund following the Reorganization. S&P 500 Index Fund will also sell S&P 500 Index securities following the Reorganization, to the extent that S&P 500 Index Fund's holdings in any security become overweighted relative to that security's weighting in the S&P 500 Index. Based on the gain and loss figures of the Funds as of July 31, 2002 (as described further below), it is not anticipated that such sales will cause material negative tax consequences for shareholders of any of the Funds before or after the Reorganization.

Prior to the closing of the Reorganization, each Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforward), if any, that have not been previously distributed to shareholders. Such distributions will be taxable to shareholders.

--------------------------------------------------------------------------------
13   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

S&P 500 Index Fund's ability to carry forward the realized capital losses of a Fund and use them to offset its own future gains may be limited. First, one Fund's capital losses cannot be used to offset non de-minimis net pre-Reorganization "built-in" gains of any other Fund for five tax years. Second, a portion of a Fund's capital losses may become unavailable for use by S&P 500 Index Fund to offset any gains at all. Third, capital losses that do remain available to S&P 500 Index Fund will offset capital gains realized after the Reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganizations. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

As of July 31, 2002, S&P 500 Index Fund had approximately $6 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $69 million of net unrealized "built-in" capital losses. As of the same date, Nasdaq 100 Index Fund had approximately $10 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $27 million of net unrealized "built-in" capital losses; Total Stock Market Index Fund had approximately $400,000 in realized capital losses, including current-year losses and net of current-year gains, and approximately $7 million of net unrealized "built-in" capital losses.

If the Reorganization had occurred on July 31, 2002, (i) a significant portion of Nasdaq 100 Index Fund's capital losses would become unavailable for use by S&P 500 Index Fund, and (ii) there would have been no material limitation on the use of Total Stock Market Index Fund's capital losses by S&P 500 Index Fund.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Reasons for the Proposed Reorganization and Board Deliberations. The Board believes that the proposed Reorganization will be advantageous to the Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

o Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

o    Tax  Consequences.   The  Board  considered  the  tax-free  nature  of  the
     Reorganization.

o Continuity of Investment. The Board took into account the fact that, following the Reorganization, shareholders of the Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions. The Board noted that, as shown below, there is substantial overlap in the holdings of the Fund and S&P 500 Index Fund.

--------------------------------------------------------------------------------
14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Table 1-2.     Number of Holdings and Market Value of Fund
               in Common with S&P 500 Index Fund
(as of June 30, 2002)

                                Number of Holdings      Market Value of
Fund                                 in Common           Common Holdings
Nasdaq 100 Index                      59/100                   75%
Total Stock Market Index             488/1,963                 75%

o Expense Ratios. Following the Reorganization, the expense ratio for S&P 500 Index Fund is expected to be lower than the expense ratio of the Fund. The Reorganization is expected to eliminate or reduce costs associated with maintaining separate funds, including costs of separate audits, printing costs and blue sky fees. The Fund has been unable to attract sufficient assets to operate effectively without significant expense subsidization. Since commencement of operations, AEFC has been waiving a portion of its fees. AEFC has committed to continue capping fees for the Fund through the end of the current fiscal year, although waivers can be discontinued at any time after that. AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, the Fund's expense ratio would likely exceed that of many other funds with similar investment objectives. This could have an adverse impact on the Fund's performance. As a result, it is possible that the Fund's asset base will decline and the Fund's expense ratio will rise even higher as fixed costs are spread over a shrinking asset base.

     AEFC, as the investment manager, committed to continue the fee waiver and expense cap through Jan. 31, 2003, as disclosed on page 13 of the AXP Index Funds prospectus dated April 1, 2002. In its deliberations on the proposed merger the Board considered the fact that AEFC would not extend the fee waiver and expense cap on Nasdaq 100 Index Fund and Total Stock Market Index Fund beyond Jan. 31, 2003.

     S&P 500 Index Fund, on the other hand, has achieved viable size. Certain fixed shareholder expenses (such as accounting fees, printing costs and blue sky expenses) are expected to be lower for S&P 500 Index Fund than they would be for the Fund if AEFC discontinued waiving fees. Thus, Fund shareholders will experience lower per share fixed costs by holding shares of S&P 500 Index Fund than they would if they continued to hold shares in the Fund. The Board considered that AEFC and the transfer agent have agreed to cap expenses of S&P 500 Index Fund at current levels until Jan. 31, 2004. Expense ratios for the Fund for the last fiscal year are shown in Table 1-1.

o Potential Benefits to AEFC and its Affiliates. The Board also considered the potential benefits from the Reorganization that could be realized by AEFC

--------------------------------------------------------------------------------
15   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
     and its affiliates. The Board recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. AEFC also will benefit to the extent it no longer waives its fees. The Board also noted, however, that shareholders of the Fund will benefit directly from any decrease in overall operating ratios resulting from the proposed Reorganization.

o Costs. The initial solicitation expense is estimated at $17,000. The Board considered the fact that AEFC has agreed to bear any solicitation expenses over and above the initial solicitation in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization. It is anticipated that the other costs of the Reorganization will be approximately $100,000 and AEFC will pay all of these costs.

o Alternative Solutions. The Board determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of the Fund. Liquidating the Fund would require most shareholders, subject to federal income taxation, to recognize either gains or losses in the current tax year when many shareholders might prefer to defer those gains or losses. Another alternative, a voluntary exchange into S&P 500 Index Fund, generally also would require shareholders to recognize a gain or loss for tax purposes. The Reorganization, on the other hand, is expected to be achieved on a tax-free basis resulting in a deferral of any gain or loss for federal income tax purposes. Any shareholder who does not want to participate in the Reorganization may redeem shares and receive similar federal income tax treatment as if the Fund was liquidated.

Boards' Determination. After considering the factors described above and other relevant information, at a meeting held on July 10-11, 2002, the Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization. The Independent Directors were advised, in their deliberations, by independent counsel as to their fiduciary duties under state law and the 1940 Act, and met separately with counsel prior to approving the Reorganization.

The Board of Directors of S&P 500 Index Fund approved the Agreement at a meeting held on July 10-11, 2002. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of S&P 500 Index Fund and that the interests of existing shareholders of S&P 500 Index Fund will not be diluted as a result of the Reorganization.

--------------------------------------------------------------------------------
16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Recommendation and Vote Required. The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the Fund's shares voted at the meeting. If the Agreement is not approved, the Board will consider what further action should be taken.

PROPOSAL 2:    ELECTION OF BOARD MEMBERS
               (Applies to: All Funds)

     Nominees for the Board. Nominees are listed below. Each person is a nominee for each of the 78 American Express Funds. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Carroll, Mr. DeSimone, Ms. Fraser, Mr. Hall, Dr. Lewis, Mr. Quasha, Mr. Roszell, Dr. Taunton-Rigby and Mr. Truscott.

Each Board member is elected to serve until the next regular shareholders' meeting or until he or she reaches mandatory retirement. Under the current Board policy, a member must retire at the end of the first Board meeting after his or her 72nd birthday or after 15 years from the date of his or her first Board meeting. This policy does not apply to Mr. Hutter or Ms. Jones who must retire after his or her 75th birthday or to Mr. Hall who must retire after August 2016.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

Independent Nominees

Name,                            Position held     Principal occupation         Other directorships     Committee
address,                         with fund and     during past five years                               memberships
age                              length of
                                 service
-------------------------------- ----------------- ---------------------------- ----------------------- ---------------------
Arne H. Carlson                  Board member      Chair, Board Services                                Joint Audit,
901 S. Marquette Ave.            since 1999        Corporation (provides                                Contracts,
Minneapolis, MN 55402                              administrative services to                           Executive,
Age 67                                             boards). Former Governor                             Investment Review,
                                                   of Minnesota                                         Board Effectiveness
-------------------------------- ----------------- ---------------------------- ----------------------- ---------------------
Philip J. Carroll, Jr.                             Retired Chairman and CEO,    Boise Cascade
901 S. Marquette Ave.                              Fluor Corporation            Corporation (forest
Minneapolis, MN 55402                              (engineering and             products), Scottish
Age 64                                             construction) since 1998.    Power PLC, Vulcan
                                                   Former President and CEO,    Materials Company,
                                                   Shell Oil Company            Inc. (construction
                                                                                materials/chemicals)
-------------------------------- ----------------- ---------------------------- ----------------------- ---------------------

--------------------------------------------------------------------------------
17   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Independent Nominees (continued)

Name,  address,  age             Position held     Principal occupation         Other directorships      Committee
                                 with fund and     during past five years                                memberships
                                 length of
                                 service
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Livio D. DeSimone                Board member      Retired Chair of the Board   Cargill, Incorporated    Joint Audit,
30 Seventh Street East           since 2001        and Chief Executive          (commodity merchants     Contracts
Suite 3050                                         Officer, Minnesota Mining    and processors),
St. Paul, MN 55101-4901                            and Manufacturing (3M)       Target Corporation
Age 65                                                                          (department stores),
                                                                                General Mills, Inc.
                                                                                (consumer foods),
                                                                                Vulcan Materials
                                                                                Company (construction
                                                                                materials/chemicals),
                                                                                Milliken & Company
                                                                                (textiles and
                                                                                chemicals), and Nexia
                                                                                Biotechnologies, Inc.
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Ira D. Hall                       Board member     Private investor; formerly   Imagistics               Contracts,
Texaco, Inc.                      since 2001       with Texaco Inc.,            International, Inc.      Investment Review
2000 Westchester Avenue                            Treasurer, 1999-2001 and     (office equipment),
White Plains, NY 10650                             General Manager, Alliance    Reynolds & Reynolds
Age 57                                             Management Operations,       Company (information
                                                   1998-1999. Prior to that,    services), TECO
                                                   Director, International      Energy, Inc. (energy
                                                   Operations IBM Corp.         holding company),  The
                                                                                Williams Companies,
                                                                                Inc. (energy
                                                                                distribution company)
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Heinz F. Hutter                  Board member      Retired President and                                 Board
P.O. Box 2187                    since 1994        Chief Operating Officer,                              Effectiveness,
Minneapolis, MN 55402                              Cargill, Incorporated                                 Executive,
Age 72                                             (commodity merchants and                              Investment Review
                                                   processors)
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Anne P. Jones                    Board member      Attorney and Consultant      Motorola, Inc.           Joint Audit,
5716 Bent Branch Rd              since 1985                                     (electronics)            Board
Bethesda, MD 20816                                                                                       Effectiveness,
Age 67                                                                                                   Executive
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Stephen R. Lewis, Jr.            Board member      Retired President and                                 Contracts,
901 S. Marquette Ave.            since 2002        Professor of Economics,                               Investment Review
Minneapolis, MN 55402                              Carleton College
Age 63
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------

--------------------------------------------------------------------------------
18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Independent Nominees (continued)

Name,  address,  age             Position held     Principal occupation         Other directorships      Committee
                                 with fund and     during past five years                                memberships
                                 length of
                                 service
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Alan G. Quasha                   Board member      President, Quadrant          Compagnie Financiere     Joint Audit,
720 Fifth Avenue                 since 2002        Management, Inc.             Richemont AG (luxury     Investment Review
New York, NY 10019                                 (management of  private      goods)
Age 52                                             equities)
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Alan K. Simpson                  Board member      Former three-term United     Biogen, Inc.             Joint Audit,
1201 Sunshine Ave.               since 1997        States Senator for Wyoming   (biopharmaceuticals)     Contracts
Cody, WY 82414
Age 70
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Alison Taunton-Rigby                               President, Forester          Synaptic
8 Farrar Road                                      Biotech since 2000. Former   Pharmaceuticals
Lincoln, MA 01773                                  President and CEO, Aquila    Corporation
Age 58                                             Biopharmaceuticals, Inc.
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------

Nominees Affiliated with AEFC*

Name,  address,  age             Position held     Principal occupation         Other directorships      Committee
                                 with fund and     during past five years                                memberships
                                 length of
                                 service
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Barbara H. Fraser                                  Executive Vice President
1546 AXP Financial Center                          -- AEFA Products and
Minneapolis, MN 55474                              Corporate Marketing of
Age 52                                             AEFC since 2002.
                                                   President - Travelers
                                                   Check Group, American
                                                   Express Company,
                                                   2001-2002. Management
                                                   Consultant, Reuters,
                                                   2000-2001.  Managing
                                                   Director - International
                                                   Investments, Citibank
                                                   Global, 1999-2000.
                                                   Chairman and CEO, Citicorp
                                                   Investment Services and
                                                   Citigroup Insurance Group,
                                                   U.S., 1998-1999. Head of
                                                   Marketing and Strategic
                                                   Planning - Investment
                                                   Products and Distribution,
                                                   Citibank Global, 1995-1998
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------

--------------------------------------------------------------------------------
19   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Nominees Affiliated with AEFC* (continued)

Name,  address,  age             Position held     Principal occupation         Other directorships      Committee
                                 with fund and     during past five years                                memberships
                                 length of
                                 service
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
Stephen W. Roszell               Vice President    Senior Vice President -
50238 AXP Financial Center       since 2002        Institutional Group of AEFC
Minneapolis, MN 55474
Age 53
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------
William F. Truscott              Board member      Senior Vice President -
53600 AXP Financial Center       since 2001,       Chief Investment Officer
Minneapolis, MN 55474            Vice President    of AEFC since 2001. Former
Age 41                           since 2002        Chief Investment Officer
                                                   and Managing Director,
                                                   Zurich Scudder Investments
-------------------------------- ----------------- ---------------------------- ------------------------ --------------------

* Interested person by reason of being an officer, director, securityholder and/or employee of AEFC.

Board Committees. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The Board Effectiveness Committee recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

--------------------------------------------------------------------------------
20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

During the year ended June 30, 2002, the Board met six times, Joint Audit four times, Contracts three times, Executive one time, Investment Review four times and Board Effectiveness four times. Average attendance at Board meetings was 93% and no nominee attended less than 75% of the meetings.

Board Member Compensation and Holdings. Table 2-1 shows the total compensation received by each Board member from all of the American Express Funds and from the individual Funds. The Funds do not pay retirement benefits to Board members.

Table 2-1. Board Member Compensation*
(for the year ended June 30, 2002)

                  Aggregate            Compensation           Compensation
            compensation from all     from Nasdaq 100    from Total Stock Market
Nominee     American Express Funds      Index Fund              Index Fund
DeSimone            $118,025            $  900                   $  900
Hall                 129,625             1,050                    1,050
Hutter               138,525             1,165                    1,165
Jones                146,475             1,265                    1,265
Lewis                 56,350               400                      400
Quasha                34,750               275                      275
Simpson              117,775               900                      900

* Mr. Carlson is paid $275,000 a year by Board Services Corporation and is not paid compensation by the funds. Ms. Fraser and Messrs. Roszell and Truscott are paid by AEFC.

Table 2-2 shows the total number of shares of all the American Express Funds owned by the Board members. None of the Board members own shares of Nasdaq 100 Index Fund or Total Stock Market Index Fund.

--------------------------------------------------------------------------------
21   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Table 2-2. Board Member Holdings*
Dollar range of equity securities beneficially owned on June 30, 2002

                                                Aggregate dollar range of
                                                 equity securities of all
                                                  American Express Funds
                                                 overseen by Board Member
Board Member                                               Range
Carlson                                                Over $100,000
DeSimone                                               Over $100,000
Hall                                                   Over $100,000
Hutter                                                 Over $100,000
Jones                                                  Over $100,000
Lewis                                                $50,001-$100,000
Quasha                                                     none
Simpson                                                Over $100,000
Truscott                                               Over $100,000

* None of the Board members own equity securities of the Fund.

Fund Officers. In addition to Mr. Roszell and Mr. Truscott, the Fund's other officers are:

Leslie L. Ogg, 64. Vice President and General Counsel since 1978. President of Board Services Corporation.

Jeffrey P. Fox, 47. Treasurer since 2002. Vice President - Investment Accounting of AEFC since 2002. Vice President - Finance of American Express Company, 2000-2002. Vice President - Corporate Controller of AEFC, 1996-2000.

Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any Fund.

PROPOSAL 3: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION
            (Applies to: All Funds)

The Fund is subject to comprehensive federal laws and regulations. In addition, the fund is a Minnesota corporation and is subject to Minnesota law. Under Minnesota law, a corporation generally operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the Fund to conduct business and the governance of the Fund.

--------------------------------------------------------------------------------
22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

The Board has approved, and recommends that shareholders approve, a proposal to amend the Fund's articles of incorporation (the "Amendment"). The Fund's investments and investment policies will not change by virtue of the adoption of the Amendment.

The Amendment would provide voting rights based on a shareholder's total dollar interest in the Fund ("dollar-based voting"), rather than on a number of shares owned, for all shareholder votes for the Fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.

Dollar-based voting is important when a fund is part of a corporation that has more than one series or when a fund has more than one class of shares. Shareholders of each class vote separately on matters concerning only that class. Shareholders of a fund vote separately on matters concerning only that fund. Shareholders vote on an entity-wide basis on matters that affect the corporation as a whole, such as electing the Board or amending the articles of incorporation. Currently, under the articles of incorporation, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the corporation.

The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where an entity has several series or funds, voting rights may have become disproportionate since the net asset value ("NAV") per share of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of the fund may also diverge over time.

For example, if the Fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the Fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The articles of incorporation allow one vote for each share owned. Therefore, under the articles of incorporation, when the shareholders of the corporation vote together on an issue affecting the corporation, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

If the change is approved, Article III, Section 2 of the Articles of Incorporation will be amended as follows (additions are underlined, deletions are lined through):

     Section 2. At all meetings of the shareholders, each shareholder of record entitled to vote thereat shall be entitled to one vote [(and a fractional vote for and equal to each fractional share)] for each DOLLAR OF NET ASSET VALUE (NUMBER

--------------------------------------------------------------------------------
23  AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     OF SHARES OWNED TIMES NET ASSET VALUE PER SHARE) [share (or fractional share) ] AND EACH FRACTIONAL DOLLAR AMOUNT SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE [of stock standing in her or his name and entitled to vote at such meeting]. At all elections of directors, each shareholder shall be entitled to as many votes as shall equal the DOLLARS OF NET ASSET VALUE [number of shares owned] multiplied by the number of directors to be elected and may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them.

Board Recommendation and Vote Required. The Board recommends that you vote to approve the Amendment to the Articles of Incorporation. The changes require the approval of a majority of the Fund's shares voted at the meeting. The changes will be effective when the Amendment is filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the Amendment is not approved, the Fund will continue to operate under the current Articles of Incorporation.

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

Voting. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

On the election of Board members and the Amendment to the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the same corporation. On the reorganization, you vote together with the owners of the other shares in your Fund. In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by writing the number of any excepted nominee on the line provided, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

--------------------------------------------------------------------------------
24   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) If your shares are held in an IRA account, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against or Abstain -- as other fund shareholders have voted.

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a Fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact. The expenses of supplementary solicitation will be paid by AEFC.

Shareholder Proposals. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

--------------------------------------------------------------------------------
25   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Dissenters' Right of Appraisal. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as
Exhibit 3.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

Adjournment. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposal. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. AEFC will pay the costs of any additional solicitation and of any adjourned meeting.

--------------------------------------------------------------------------------
26   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

SECTION C -- CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization. The following table shows the capitalization of the Fund and S&P 500 Index Fund as of June 30, 2002 and on a pro forma basis, assuming the proposed Reorganization had taken place.

Table C-1. Capitalization
                                             Net          Net Asset Value         Shares
Fund                                        Assets            Per Share         Outstanding
Nasdaq 100 Index - Class D              $ 10,663,567          $2.10              5,079,617
Nasdaq 100 Index - Class E                 8,991,261           2.11              4,254,503
Total Stock Market Index - Class D        10,770,360           4.02              2,681,332
Total Stock Market Index - Class E        19,499,474           4.02              4,847,486
S&P 500 Index - Class D                   40,797,696           3.83             10,640,901
S&P 500 Index - Class D Pro Forma         62,231,623           3.83             16,237,227
S&P 500 Index - Class E                  195,310,752           3.85             50,777,313
S&P 500 Index - Class E Pro Forma        223,801,487           3.85             58,177,504

Ownership of Fund Shares. The following table provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of June 30, 2002. As of that date, AEFC held more than 25% of the outstanding shares of Total Stock Market Index Fund. Under the 1940 Act, any person who owns more than 25% of the voting securities of a company is presumed to "control" the company. Under this definition, as shown below, AEFC is deemed to be a controlling person of the Fund. As of June 30, 2002, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Table C-2. Ownership of Fund Shares
                                                                                        Percent of
                                                                                        Shares Held
                                                        Number of       Percent of     Following the
Fund                                       5% Owners   Shares Held     Shares Held     Reorganization
Nasdaq 100 Index - Class D                  None              --            --               --
Nasdaq 100 Index - Class E                  None              --            --               --
Total Stock Market Index - Class D           (1)       1,221,900            46%               8%
Total Stock Market Index - Class E           (1)       1,901,702            39%               3%
S&P 500 Index - Class D                     None              --            --               --
S&P 500 Index - Class D Pro Forma           None              --            --               --
S&P 500 Index - Class E                     None              --            --               --
S&P 500 Index - Class E Pro Forma           None              --            --               --

(1) AEFC, a Delaware corporation, is located at 200 AXP Financial Center, Minneapolis, MN 55474.

--------------------------------------------------------------------------------
27   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

SECTION D -- EXPERTS

The Fund's Independent Public Accountant. The 1940 Act provides that every registered investment company must be audited at least once each year by independent public accountants selected by a majority of the independent Board members. The Fund's Board has selected KPMG LLP to be the Fund's independent public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

The independent accountants examine annual financial statements for the Fund and provide other requested non-audit and tax-related services to the Fund. The Board's Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

Fund-Related Fees

o Audit Fees. During the year ended June 30, 2002, the fee paid to KPMG LLP for professional services rendered for the audits of the annual financial statements for the Fund was as follows:

Table D-1. Audit Fees

Fund                                                              Audit Fees
Nasdaq 100 Index                                                    $13,750
Total Stock Market Index                                             15,000

During the year ended June 30, 2002, KPMG LLP was paid $1,669,000 for professional services rendered for the audits of the annual financial statements for all other American Express Funds.

o All Other Fees. During the year ended June 30, 2002, KPMG LLP was paid $193,150 for tax-related services rendered to the American Express Funds and $46,000 for other procedures requested by the Board or required by the 1940 Act.

--------------------------------------------------------------------------------
28   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

AEFC Related Fees

o Audit Fees. For the year ended June 30, 2002, KPMG LLP was paid $15,000 by AEFC for additional professional services rendered in connection with the audit of the American Express Funds' financial statements.

o Financial Information Systems Design and Implementation Fees. For the year ended June 30, 2002, no financial information systems design and implementation fees were paid to KPMG LLP by the American Express Funds, American Express Company, AEFC or affiliates.

o All Other Fees. For the year ended June 30, 2002, KPMG LLP was paid $112,200 for non-audit services related to consulting, attestation services for transfer agent review and tax-related services rendered to AEFC and $115,989 for non-audit services related to consulting and tax-related services rendered to American Express Company or affiliates.

SECTION E -- ADDITIONAL INFORMATION ABOUT  THE FUNDS' BUSINESSES

The following table shows where in the Fund's prospectus and where in the S&P 500 Index Fund's prospectus you can find additional information about the business of the Fund and S&P 500 Index Fund.

Table E-1. Additional Information
                                                     Heading in Prospectus
Type of Information                   Fund                                S&P 500 Index Fund
Investment objective                  Goals                               Goal
Principal investment strategies       Principal Investment Strategies     Principal Investment Strategies
Principal risks                       Principal Risks                     Principal Risks
Fee table                             Fees and Expenses                   Fees and Expenses
Management                            Investment Manager                  Investment Manager
Fund share price                      Valuing Fund Shares                 Valuing Fund Shares
Buying and selling fund shares        Purchasing Shares;                  Purchasing Shares;
                                      Exchanging/Selling Shares           Exchanging/Selling Shares
Distributions and taxes               Distributions and Taxes             Distributions and Taxes
Financial highlights                  Financial Highlights                Financial Highlights

--------------------------------------------------------------------------------
29   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit 1
Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization dated as of ________, 2002 (the "Agreement") is between AXP Nasdaq 100 Index Fund (the "Acquired Fund"), a series of capital stock of AXP Market Advantage Series, Inc. (the "Corporation"), a Minnesota corporation and AXP S&P 500 Index Fund (the "Acquiring Fund"), a series of capital stock of the same Corporation.

In consideration of their mutual promises, the parties agree as follows:

1. Shareholder Approval. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2.   Reorganization.

     a. Plan of Reorganization. At the Closing, the Corporation will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund, reflected on an unaudited statement of assets and liabilities, as of the Closing. At the Closing, the Corporation will deliver Class D and Class E shares of the Acquiring Fund, including fractional shares, to the Corporation. The number of shares will be determined by dividing the value of the net assets of Class D and Class E shares of the Acquired Fund, computed as described in paragraph 3(a), by the net asset value of one share of Class D and Class E shares, respectively, of the Acquiring Fund, computed as described in paragraph 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

3.   Valuation of Net Assets

     a. The net asset value of Class D and Class E shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquiring Fund's prospectus.

--------------------------------------------------------------------------------
30   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     b. The net asset value per share of Class D and Class E shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.

     c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the net asset value per share of Class D and Class E shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of Class D and Class E shares of the Acquiring Fund on the Valuation Date. Both computations will be certified by an officer of American Express Financial Corporation, the investment manager.

4.   Liquidation and Dissolution of the Acquired Fund

     a. As soon as practicable after the Valuation Date, the Corporation will liquidate the Acquired Fund and distribute Class D and Class E shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Corporation. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Corporation relating to the Acquired Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of Class D or Class E shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. Representations, Warranties and Covenants of the Corporation on behalf of the Acquiring Fund. The Corporation represents and warrants to the Acquired Fund as follows:

     a. Organization, Existence, etc. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

--------------------------------------------------------------------------------
31   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     b. Registration as Investment Company. The Acquiring Fund is a series of the Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors and no other proceedings by the Corporation or the Acquiring Fund are necessary.

     g. No Violation. The Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. Nor will the transactions result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Acquiring Fund.

     h.  Liabilities. There are no liabilities of the Acquiring Fund other than:

         o    liabilities disclosed in the Acquiring Fund Financial Statements,

         o    liabilities   incurred  in  the   ordinary   course  of  business
              subsequent to the date of the latest annual or semi-annual financial statements, or

         o    liabilities previously disclosed to the Acquired Fund,

         none of which has been materially adverse to the business, assets or results of operation of the Acquiring Fund.

--------------------------------------------------------------------------------
32   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Corporation, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The federal tax returns of the Acquiring Fund have been filed for all taxable years since commencement of its operations. The Acquiring Fund has qualified and will qualify as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations.

     l. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. Representations, Warranties and Covenants of the Corporation on behalf of the Acquired Fund. The Corporation represents and warrants to the Acquiring Fund as follows:

     a. Organization, Existence, etc. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Acquired Fund is a series of the Corporation, registered under the 1940 Act as an open-end, management investment company.

--------------------------------------------------------------------------------
33   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     c. Capitalization. The Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any, (the "Acquired Fund Financial Statements") fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors and no other proceedings by the Corporation or the Acquired Fund are necessary.

     f. No Violation. The Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Acquired Fund is subject. Nor will the transactions result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Acquired Fund.

     g.  Liabilities. There are no liabilities of the Acquired Fund other than:

         o    liabilities disclosed in the Acquired Fund Financial Statements,

         o    liabilities   incurred  in  the   ordinary   course  of  business
              subsequent to the date of the latest annual or semi-annual financial statements, or

         o    liabilities previously disclosed to the Acquiring Fund,

         none of which has been materially adverse to the business, assets or results of operation of the Acquired Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

--------------------------------------------------------------------------------
34   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     i. Contracts. Except for contracts and agreements previously disclosed to the Corporation, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The federal tax returns of the Acquired Fund have been filed for all taxable years since commencement of its operations. The Acquired Fund has qualified and will qualify as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations.

     k. Fund Securities. All securities listed in the schedule of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.

     l. Registration Statement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the
          Corporation and the Acquired Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Corporation or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Corporation or the Acquired Fund for use in the Registration Statement.

7. Conditions to Obligations of the Corporation with Respect to the Acquired Fund. The obligations of the Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the outstanding shares of common stock of the Acquired Fund voted at the meeting.

     b. Representations, Warranties and Agreements. The Corporation and the Acquired Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Corporation will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in
          Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Corporation, and delivered to the Acquiring Fund on or prior to the last business day before the Closing.

--------------------------------------------------------------------------------
35   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Corporation will have received the opinion of Ropes & Gray dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Acquiring Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Acquired Fund, and other written representations as an officer of the Corporation will have verified as of Closing. The opinion of Ropes & Gray will be to the effect that: (i) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Acquired Fund to, and assumption of its liabilities by, the Acquiring Fund in exchange for shares of the Acquiring Fund and upon the distribution of the shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (ii) the shareholders of the Acquired Fund who receive shares of the Acquiring Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Acquired Fund for the shares of the Acquiring Fund; (iii) the holding period and the basis of the shares received by the Acquired Fund shareholders will be the same as the holding period and the basis of the shares of the Acquired Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Acquiring Fund will be the same as the holding period and the basis of the assets to the Acquired Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Corporation will have received an opinion of counsel for the Acquired Fund, dated as of the Closing, to the effect that: (i) the Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Acquired Fund is a series of the Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Corporation and the Acquired Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Corporation.

--------------------------------------------------------------------------------
36   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     f. Declaration of Dividend. The Corporation will have declared a dividend with respect to the Acquired Fund which, together with all previous dividends, will have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for the taxable years ending on or prior to the Closing (computed without regard to deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing (after reduction for capital loss carry forward).

8. Conditions to Obligations of the Corporation with Respect to the Acquiring Fund. The obligations of the Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the outstanding shares of common stock of the Acquired Fund voted at the meeting.

     b. Representations, Warranties and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Corporation will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Corporation, and delivered to the Acquired Fund on or prior to the last business day before the Closing.

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Corporation will have received the opinion of Ropes & Gray dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Acquired Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Acquired Fund, and other written representations as an officer of the Corporation will have verified as of Closing. The opinion of Ropes & Gray will be to the effect that: (i) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the assets of the Acquired Fund to,

--------------------------------------------------------------------------------
37   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
         and assumption of its liabilities by, the Acquiring Fund in exchange for shares of the Acquiring Fund and upon the distribution of the shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (ii) the shareholders of the Acquired Fund who receive shares of the Acquiring Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Acquired Fund for the shares of the Acquiring Fund; (iii) the holding period and the basis of the shares received by the Acquired Fund shareholders will be the same as the holding period and the basis of the shares of the Acquired Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Acquiring Fund will be the same as the holding period and the basis of the assets to the Acquired Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Corporation will have received the opinion of counsel for the Acquiring Fund, dated as of the Closing, to the effect that: (i) the Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Acquiring Fund is a series of the Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Corporation and the Acquiring Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Acquiring Fund.

9.   Amendment;   Termination;   Non-Survival   of  Covenants,   Warranties  and
     Representations

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

     c. The Corporation may terminate this Agreement at any time prior to the Closing by notice to the Acquiring Fund if a material condition to its performance or a material covenant of the Corporation on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Corporation on behalf of the Acquiring Fund and is not cured.

     d. The Corporation may terminate this Agreement at any time prior to the Closing by notice to the Acquired Fund if a material condition to its performance or a material covenant of the Corporation on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Corporation on behalf of the Acquired Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on March 31, 2003, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. Expenses. Each party will pay its respective expenses of entering into and carrying out the provisions of this Agreement whether or not the Reorganization is completed, provided, however, that American Express Financial Corporation will pay the costs of any resolicitation expenses over and above the initial solicitation necessary to achieve shareholder approval.

11.  General.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

--------------------------------------------------------------------------------
39   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

12.  Indemnification.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Market Advantage Series, Inc.
    on behalf of AXP Nasdaq 100 Index Fund


By ___________________________

    Leslie L. Ogg
    Vice President

AXP Market Advantage Series, Inc.
    on behalf of AXP S&P 500 Index Fund


By ___________________________

    Leslie L. Ogg
    Vice President

--------------------------------------------------------------------------------
40   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit 2
Matters Subject to Approval at Regular Meeting  of S&P 500 Index Fund

In addition to voting on proposals to elect Board members and to amend the Articles of Incorporation, S&P 500 Index Fund shareholders will consider the following issue:

                           APPROVE OR REJECT A POLICY
             AUTHORIZING AEFC, WITH APPROVAL OF THE BOARD, TO RETAIN
                 AND REPLACE SUBADVISERS, OR MODIFY SUBADVISORY
               AGREEMENTS, WITHOUT OBTAINING SHAREHOLDER APPROVAL

AEFC serves as the investment adviser and administrator of the fund. For certain funds, AEFC makes the day-to-day investment decisions for the fund. For other funds, it does not. Instead, AEFC administers the fund, establishes an investment program for the fund and selects, compensates and evaluates the fund's subadviser. The subadviser, in turn, makes the day-to-day investment decisions for the fund. For each of the funds, in the future, AEFC, with the approval of the Board, may wish to hire, add or change a subadviser to handle the day-to-day investment decisions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements with a fund's subadviser, as well as with the investment manager. Shareholder action also is required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.

SEC Exemptive Order. On July 16, 2002, the Securities and Exchange Commission (the "SEC") granted the fund an order exempting it from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the "SEC Order"). The SEC Order permits the fund to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements, without the approval of shareholders provided shareholders adopt a policy authorizing AEFC, with the approval of the Board, to take such action.

--------------------------------------------------------------------------------
41   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Under the SEC Order, the fund and AEFC are subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected. In addition, within 90 days of a change to your fund's subadvisory arrangements, the fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to AEFC. AEFC, directly or through subadvisers, will continue to provide the same level of management and administrative services to the fund as it has always provided.

The SEC Order applies to at least the following situations:

o AEFC recommends that a fund's management be diversified by adding another subadviser

o AEFC recommends that a subadviser be removed for substandard performance and replaced with a different subadviser

o   There is a change of control of the subadviser

Comparison of Present and Proposed Selection Process for Subadvisers. Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o The nature, quality and scope of services provided by a subadviser to investment companies comparable to the fund.

o The ability of the subadviser to provide its services to the fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services.

o The subadviser's investment performance with respect to mutual funds or other managed accounts that are comparable.

o Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

Under the current process for approval of subadvisory agreements, in addition to Board approval, shareholders must approve any change in subadvisory agreements. This shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. While the policy would be effective immediately, there are no current plans to add or change subadvisers.

--------------------------------------------------------------------------------
42   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

If the policy is approved, all subadvisory agreements will be for a period of one year and will be renewable from year to year, if approved by the Board. The agreements may be terminated without penalty by the Board, AEFC, a vote of shareholders, or the subadviser on 60 days notice.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the policy. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the fund will continue to require shareholder approval of changes in subadvisory relationships.

--------------------------------------------------------------------------------
43   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit 3
Minnesota Business Corporation Act
Sections 302A.471 and 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders
Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

--------------------------------------------------------------------------------
44   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

--------------------------------------------------------------------------------
45   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

302A.473. Procedures for asserting dissenters' rights
Subdivision 1. Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

      (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

      (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

      (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

      (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

--------------------------------------------------------------------------------
46   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

      (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

      (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

      (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph
      (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision
      6. Failure to do so entitled the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

--------------------------------------------------------------------------------
47   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

--------------------------------------------------------------------------------
48   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Subdivision 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

--------------------------------------------------------------------------------
49   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit 4
Management's Discussion of S&P 500 Index Fund
For the fiscal year ended Jan. 31, 2002

Portfolio Managers' Q & A

AXP S&P 500 Index Fund

Q: How did the Fund perform over the 12-month period ended January 31, 2002?

A: In what was another difficult year for stocks, the AXP S&P 500 Index Fund declined 16.74% (Class D shares) over the 12-month period. By comparison, the benchmark Standard & Poor's 500 Composite Stock Price (S&P 500) Index (an unmanaged group of stocks commonly used to measure the performance of large-capitalization companies), returned -16.17% for the same period.

Q: What accounted for the Fund's performance during the year?

A: While the Fund seeks to track very closely to the S&P 500 Index, it is not able to fully duplicate performance. Due to Fund expenses and management of cash flows in and out of the Fund, its performance slightly lags that of the Index. Beyond that, performance in the Fund, as in the Index, was hindered by weakness in nearly all sectors of the market. Retail stocks and consumer durable companies generated the best performance, while technology and utilities stocks were among the worst performers in the Index. A number of stocks struggled as a slower U.S. economy made it difficult for companies to meet profit expectations.

Q: Did significant changes take place in the Index during the year?

A: Every year brings a number of changes to the makeup of the S&P 500 Index. However, the pace of change was slower this year, due in part to reduced merger and acquisition activity in the market as a whole. A number of value stocks and troubled companies, most notably Enron, were removed from the list, while approximately 30 new stocks joined the Index, comprised of a mix of growth and value stocks. The Fund changed in accordance with these additions and deletions to the Index.

--------------------------------------------------------------------------------
50   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Q: What is your outlook for the coming year?

A: Since March 2000, the equity markets have been in a bear market environment. Although we enjoyed a rally in the closing months of 2001, the market struggled again in January 2002, the final month of the Fund's fiscal year. The expectation exists that the U.S. economy will come out of a recession in 2002, which should create a better environment for equity investors. As always, the Fund will be virtually fully invested in the stocks represented in the S&P 500 Index in order to generate returns for shareholders that generally track the performance of the Index.

James M. Johnson, Jr., CFA

David B. Factor, CFA

--------------------------------------------------------------------------------
51   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

The Funds' Long-Term Performance

AXP S&P 500 Index Fund

                 Value of your $10,000 in AXP S&P 500 Index Fund
(line chart)

$20,000

                                                                         $8,814
                                                              AXP S&P 500 Index
                                                                   Fund Class D



$10,000        Lipper S&P 500 Funds Index         S&P 500 Index

11/1/99  1/31/00                          1/31/01                        1/31/02

Average Annual Total Returns (as of Jan. 31, 2002)
                                                    1 year     Since inception*
Class D                                             -16.74%        -5.41%
Class E                                             -16.55%        -5.15%

*   Inception date was Oct. 25, 1999.

Assumes: Holding period from 11/1/99 to 1/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $166. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return for Class D compared to two widely cited unmanaged performance indexes, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lipper S&P 500 Funds Index. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
52  AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit 5
                                                                   AXP(R)S&P 500
                                                                      INDEX FUND

                                                                      Prospectus
                                                                   April 1, 2002

Please note that the Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:
The Fund                                                                 2p
    Goal                                                                 2p
    Principal Investment Strategies                                      2p
    Principal Risks                                                      4p
    Past Performance                                                     4p
    Fees and Expenses                                                    6p
    Investment Manager                                                   7p
Buying and Selling Shares                                                8p
    Valuing Fund Shares                                                  8p
    Investment Options                                                   9p
    Purchasing Shares                                                    9p
    Transactions Through Third Parties                                  12p
    Exchanging/Selling Shares                                           12p
Distributions and Taxes                                                 15p
Financial Highlights                                                    16p

--------------------------------------------------------------------------------
1p  AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

The Fund

GOAL
The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving the goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. The Fund is not managed according to traditional methods of "active" investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager expects the correlation between the Fund and its index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.

The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the S&P 500. The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500's performance to do so, for example, in anticipation of a stock being added to the index.

Indexing Strategies
The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The Fund normally will invest at least 80% of its total assets in securities that

--------------------------------------------------------------------------------
2p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------
are contained in the index. The investment manager will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's board will consider alternative arrangements.

The Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o    The security continues to be included in the index,

o Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions),

o A company's market weighting otherwise changes with respect to the index, and

o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the indexes, please refer to the Statement of Additional Information (SAI).

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500(R)," are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
3p   AXP S&P 500 INDEX FUND -- PROSPECTUS
-------------------------------------------------------------------------------

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

        Market Risk
        Tracking Error Risk
        Sector/Concentration Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Tracking Error Risk
The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

In addition, the returns from a specific type of security (for example, large-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Sector/Concentration Risk
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking an index, the Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. The Fund will invest more than 25% of its total assets in a particular industry only if necessary to track its respective index.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

--------------------------------------------------------------------------------
4p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class D Performance (based on calendar years)
(bar chart)
                                                         -10.04%   -12.42%
1992    1993    1994   1995   1996   1997   1998   1999   2000      2001

During the period shown in the bar chart, the highest return for a calendar quarter was +10.71% (quarter ending December 2001) and the lowest return for a calendar quarter was -14.92% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -12.42%.

The performance of Class E may vary from that shown above because of differences in fees.

Average Annual Total Returns (as of Dec. 31, 2001)

                                               1 year   Since inception
Class D
    Return before taxes                        -12.42%     -4.92%(a)
    Return after taxes on distributions        -12.74%     -5.20%(a)
    Return after taxes on distributions
    and sale of fund shares                     -7.47%     -4.02%(a)
Class E
    Return before taxes                        -12.24%     -4.65%(a)
S&P 500 Index                                  -11.87%     -6.45%(b)
Lipper S&P 500 Funds Index                     -12.21%     -6.74%(b)

(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.

--------------------------------------------------------------------------------
5p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

Before-Tax Returns
This table shows total returns from hypothetical investments in Class D and Class E shares of the Fund. These returns are compared to the unmanaged indexes shown for the same periods. The performance of Class D will vary from Class E because of differences in fees. For purposes of this calculation we assumed no adjustments for taxes paid by an investor on the reinvested income and capital gains. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

After-Tax Returns
After-tax returns are shown only for Class D shares. After-tax returns for Class E will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.

For a description of the S&P 500, refer to the section entitled "Principal Investment Strategies." Lipper S&P 500 Funds Index is an index published by Lipper Inc. The index includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(a) (fees paid directly from your investment):

                                                 Class D            Class E
Maximum sales charge (load) on purchases(b)
(as a percentage of offering price)                0%                 0%

Annual index account fee
(for accounts under $10,000)                       $10                $10

--------------------------------------------------------------------------------
6p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

Annual Fund operating expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets:

                                    Class D          Class E
Management fees                      0.24%            0.24%
Distribution (12b-1) fees(c)         0.25%            0.00%
Other expenses(d)                    0.48%            0.48%
Total(e)                             0.97%            0.72%
Fee waiver/expense reimbursement     0.33%            0.33%
Net expenses                         0.64%            0.39%

(a) A wire transfer charge, currently $15, may be deducted from your brokerage account for wire transfers made at your request.

(b) There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase.

(c) 12b-1 fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(e) The Advisor and the Transfer Agent have agreed to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2003. Under this agreement, net expenses for Class D will not exceed 0.64%. Net expenses for Class E will not exceed 0.39%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:

              1 year    3 years   5 years     10 years
Class D        $65       $276       $505       $1,164
Class E         40        197        369          867

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER
James M. Johnson Jr., CFA, co-portfolio manager, joined American Express Financial Corporation (AEFC) in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management Group in 1996. He became portfolio manager of the Fund in 1999. He also serves as portfolio manager of AXP Blue Chip Advantage Fund and AXP Variable Portfolio - Blue Chip Advantage Fund. He serves as co-portfolio manager of

--------------------------------------------------------------------------------
7p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

AXP Small Company Index Fund, Total Return Portfolio and AXP Variable Portfolio
- S&P 500 Index Fund.

David Factor, CFA, co-portfolio manager, joined AEFC in 1990. He began managing the Fund in September 2001. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota and received his CPA in 1985. He also serves as co-portfolio manager of AXP Small Company Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.24% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for a single Fund share is the net asset value (NAV). The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

--------------------------------------------------------------------------------
8p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by an authorized broker-dealer, investment adviser, bank or other investment professional. Shareholders pay a 12b-1 fee of 0.25% for distribution services, including the services provided by investment professionals.

2. Class E shares are sold without a sales charge or 12b-1 fee through American Express brokerage accounts and qualifying institutional accounts.

Institutional investors should refer to the SAI to determine eligibility to invest in Class E.

PURCHASING SHARES
You may purchase shares of the Fund in a wrap fee product, a brokerage account (including online brokerage) or a qualifying institutional account. If you are investing through a wrap fee program or an entity other than American Express Financial Advisors Inc., some of the instructions, minimums, policies and cutoff times for investments may be different. You should contact your selling agent for more details. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you will need to establish one. Contact your financial advisor or visit our Web site to establish an account.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

--------------------------------------------------------------------------------
9p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return. For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).

The Fund and the Distributor reserve the right to refuse any purchase, including those that appear to be associated with short-term trading activities.

Methods of purchasing shares

1 By regular or express mail:

Mail checks (along with any applications) to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

2 By internet:

Complete a brokerage account application online (www.americanexpress.com/trade) and mail the application to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

Corporations and other organizations should contact the Distributor at (800) 658-4677 to determine what additional forms may be necessary to open a brokerage account.

--------------------------------------------------------------------------------
10p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

3 By telephone:

You may use money in your brokerage account to make initial and subsequent purchases.

To place your order, call:

(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

You must have money available in your brokerage account in order to purchase Fund shares.

4 By wire:

Once your account is established, you may wire money into your brokerage account:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Enterprise Investment Services Account #0001065930 for brokerage account # (your brokerage account number) for (your name). Please remember that you need to provide all 10 digits.

For instructions on how to wire money for wrap accounts, call (800) 967-4377.

Minimum wire amount:  $1,000

Minimum Fund investment requirements
Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts (IRAs) and certain other retirement plans). The minimum subsequent investment is $500 for all ownerships. After the minimum initial investment has been met, the minimums for systematic purchases are $100.

Minimum balance account requirements and annual account fee
The Fund reserves the right to sell your shares if, as a result of sales, the aggregate value of your holdings in the Fund drops below $1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your brokerage account, the Fund will automatically sell your shares and mail the proceeds to you.

--------------------------------------------------------------------------------
11p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

When and at what price shares will be purchased
Once your request is received and accepted by the Fund, your order will be priced at the next calculated NAV. See "Valuing Fund Shares."

TRANSACTIONS THROUGH THIRD PARTIES
You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

EXCHANGING/SELLING SHARES
There are no sales loads; however, the Fund charges a redemption fee on shares sold or exchanged within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.

Exchanging Shares
You may make up to four exchanges (two round trips) per calendar year. You can exchange your shares of the Fund for shares of the same class of other AXP index funds at any time. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order. When exchanging into another fund you must meet that fund's minimum investment requirements.

--------------------------------------------------------------------------------
12p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

The Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the number or amount, or modify or discontinue the exchange privilege to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Selling Shares
You may sell your shares at any time. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after receipt by the Distributor of proper sale instructions, as follows:

Normally, payment for shares sold will be credited directly to your brokerage account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your selling instructions in proper form. Sale proceeds will be held in your brokerage account or mailed to you according to your account instructions.

If you recently purchased shares by check, your sale proceeds may be held in your brokerage account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

The Fund reserves the right to redeem in kind.

To sell or exchange shares held through entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held directly with American Express Financial Advisors.

Four ways to request an exchange or sale of shares

1 By regular or express mail:

You may request an exchange or sale by writing to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN 55474

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By internet:

If you have a brokerage account you may exchange or sell shares from our Web site at (www.americanexpress.com/trade).

--------------------------------------------------------------------------------
13p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

3 By telephone:

You may exchange or sell shares by calling:

(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

4 By wire:

Money can be wired from your account to your bank account. Call the Distributor at the above numbers for additional information on wire transfers. A $15 service fee may be charged against your brokerage account for each wire sent.

To properly process your exchange or sale request we will need the following information:

o your account number(s) and your name (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o the name of the fund(s) and class of shares from which you wish to exchange or sell shares,

o    the dollar amount or number of shares you want to exchange or sell, and

o if a written request, a signature of at least one of the brokerage account holders in the exact form specified on the account.

Once an exchange or sale request is made it is irrevocable and cannot be modified or canceled.

Telephone exchange or sale requests received and accepted by the Fund, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the next calculated NAV. See "Valuing Fund Shares."

Telephone Transactions
The privilege to initiate transactions by telephone is automatically available through your brokerage account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may modify or discontinue telephone privileges at any time.

Electronic Transactions
The ability to initiate transactions via the internet may be unavailable or delayed (for example, during periods of unusual market activity) at certain times. The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable

--------------------------------------------------------------------------------
14p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------
security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund unless you request distributions in cash. We reinvest the distributions for you at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

--------------------------------------------------------------------------------
15p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights

Per share income and capital changes(a)
                                                           Class D                   Class E
Fiscal period ended Jan. 31,                       2002      2001    2000(b)   2002    2001    2000(b)
Net asset value, beginning of period              $5.30     $5.42    $5.07    $5.31   $5.42    $5.07
Income from investment operations:
Net investment income (loss)                        .02       .02      .01      .03     .03      .01
Net gains (losses) (both realized
  and unrealized)                                  (.91)     (.12)     .35     (.91)   (.11)     .35
Total from investment operations                   (.89)     (.10)     .36     (.88)   (.08)     .36
Less distributions:
Dividends from net investment income               (.02)     (.01)    (.01)    (.03)   (.02)    (.01)
Distributions from realized gains                  (.03)     (.01)      --     (.03)   (.01)      --
Total distributions                                (.05)     (.02)    (.01)    (.06)   (.03)    (.01)
Net asset value, end of period                    $4.36     $5.30    $5.42    $4.37   $5.31    $5.42

Ratios/supplemental data
Net assets, end of period (in millions)             $38       $21       $7     $187     $87       $9
Ratio of expenses to
   average daily net assets(c,d)                   .64%      .62%     .64%(e)  .39%    .35%     .39%(e)
Ratio of net investment income (loss)
   to average daily net assets                     .74%      .65%     .52%(e)  .98%   1.05%     .83%(e)
Portfolio turnover rate
   (excluding short-term securities)                27%       82%      37%      27%     82%      37%
Total return                                    (16.74%)   (1.73%)   7.72%  (16.55%) (1.35%)   7.75%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been .97%, 1.18% and 4.00% for Class D and .72%, .73% and 3.70% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.

(e)  Adjusted to an annual basis.

The information in this table has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

--------------------------------------------------------------------------------
16p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

This Fund, along with other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

AXP S&P 500 Index Fund
Class D: ADIDX    Class E: ADIEX

--------------------------------------------------------------------------------
17p   AXP S&P 500 INDEX FUND -- PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  American                                                       (logo)
    Express(R)                                                  AMERICAN
  Funds                                                          EXPRESS
--------------------------------------------------------------------------------

                                                                          Merger

                                                                 S-6421 A (9/02)

American
  Express(R)
 Funds

                                                 AXP(R) Nasdaq 100 Index(R) Fund
                                            AXP(R) Total Stock Market Index Fund

                                                         Proxy Statement Summary

                                                              September 14, 2002

Here's a brief overview of changes being recommended for your American Express mutual fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: What am I being asked to vote on?

At all regular meetings, shareholders elect Board members. In addition, shareholders at this meeting will vote on other proposals. These include:

o The merger of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index into AXP S&P 500 Index Fund.

o A proposal to amend the Articles of Incorporation to change voting procedures from a share-based to a dollar-based system.

Q: Is my vote important?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

(logo)
AMERICAN
 EXPRESS

Q: What do Board members do?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

1. By mail with the enclosed proxy card

2. By telephone

3. By Web site

4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 208-5310.

American                                                                   PROXY
  Express(R)
 Funds


                              [FUND NAME DROP-IN]
                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268
                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                            To be held November 13, 2002

Your fund will hold a regular shareholders' meeting at 11:00 a.m. on November 13, 2002, at the Marquette Hotel, 701 Marquette Avenue, Minneapolis, MN in the Red River Room on the third floor. You are entitled to vote at the meeting if you were a shareholder on September 14, 2002. Please read the proxy statement. The Board recommends that you vote FOR each proposal. Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

                    VOTE VIA THE INTERNET:
                        americanexpress.com/proxyvoting

                    VOTE VIA THE TELEPHONE:
                        1-866-837-1891

                    CONTROL NUMBER: 999 9999 9999 999

                    Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    ------------------------------------------------------------
                    Signature

                    ------------------------------------------------------------
                    Signature of joint owner, if any

                    ------------------------------------------------------------
                    Date                                              12653_AEP

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.

PLEASE MARK VOTES AS IN THIS EXAMPLE (shade box) [X]

                                                                                        FOR    AGAINST   ABSTAIN
1.   To approve an Agreement and Plan of Reorganization between the Fund and AXP
     S&P 500 Index Fund.                                                                [ ]      [ ]       [ ]

2.   To elect Board members.
                                                                                        FOR    WITHHOLD  FOR ALL
     01 Arne H. Carlson      02 Philip J. Carroll, Jr.  03 Livio D. DeSimone            ALL      ALL     EXCEPT*
     04 Barbara H. Fraser    05 Ira D. Hall             06 Heinz F. Hutter
     07 Anne P. Jones        08 Stephen R. Lewis, Jr.   09 Alan G. Quasha               [ ]      [ ]       [ ]
     10 Stephen W. Roszell   11 Alan K. Simpson         12 Alison Taunton-Rigby
     13 William F. Truscott

* If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below:

--------------------------------------------------------------------------------

                                                                                        FOR    AGAINST   ABSTAIN
3.   To approve an amendment to the Articles of Incorporation.
                                                                                        [ ]      [ ]       [ ]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

(logo)
AMERICAN
 EXPRESS

                                IMPORTANT NOTICE

Your vote is important. Please select one of the following voting methods:

o Vote by Mail. Sign, date and vote the enclosed proxy card(s) and return in the postage paid envelope.

o Vote by Internet. Log onto americanexpress.com/proxyvoting, enter the 14-digit control number on your proxy card and follow the instructions.

o Vote by Touch-tone phone. Call 1-866-837-1891, enter your 14-digit control number and follow the instructions.

                       Statement of Additional Information

                               September 14, 2002

                      AXP(R) Market Advantage Series, Inc.

                             AXP S&P 500 Index Fund

This Statement of Additional Information ("SAI") covering the fund listed above (the "S&P 500 Index Fund") consists of this cover page and the following information:

1. S&P 500 Index Fund's most recent SAI, dated April 1, 2002, which has been previously filed and is incorporated by reference.

2. S&P 500 Index Fund's most recent annual report, for the period ended Jan. 31, 2002, which has been previously filed and is incorporated by reference.

3. AXP Nasdaq 100 Index Fund's most recent SAI, dated April 1, 2002, which has been previously filed and is incorporated by reference.

4. AXP Total Stock Market Index Fund's most recent SAI, dated April 1, 2002, which has been previously filed and is incorporated by reference.

5. AXP Nasdaq 100 Index Fund's most recent annual report, for the period ended Jan. 31, 2002, which has been previously filed and is incorporated by reference.

6. AXP Total Stock Market Index Fund's most recent annual report, for the period ended Jan. 31, 2002, which has been previously filed and is incorporated by reference.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (866) 208-5310 or writing American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474.

AXP S&P 500 Index Fund
AXP Nasdaq 100 Index Fund
AXP Total Stock Market Index Fund

Introduction to Proposed Fund Merger

January 31, 2002

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the three funds at and for the 12 month period ended January 31, 2002. These statements have been derived from annual reports for AXP S&P 500 Index Fund, AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund as of January 31, 2002. (Each fund is a series of AXP Market Advantage Series, Inc.) AXP S&P 500 Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). AXP Nasdaq 100 Index Fund invests in common stocks included in the Nasdaq 100 Index. AXP Total Stock Market Index Fund invests in common stocks included in the Wilshire 5000 Total Market Index (Wilshire 5000).

Under the proposed Agreement and Plan of Reorganization, Class D shares of AXP Nasdaq 100 Index Fund and Class D shares of AXP Total Stock Market Index Fund would be exchanged for Class D shares of AXP S&P 500 Index Fund. Class E shares of AXP Nasdaq 100 Index Fund and Class E shares of AXP Total Stock Market Index Fund would be exchanged for Class E shares of AXP S&P 500 Index Fund.

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of January 31, 2002.

------------------------------------------------------------------------------
2   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

AXP S&P 500 Index Fund
AXP Nasdaq 100 Index Fund
AXP Total Stock Market Index Fund

Pro forma combining
Statement of assets and liabilities
                                                            AXP           AXP             AXP
                                                          S&P 500       Nasdaq           Total
                                                           Index          100        Stock Market       Pro forma         Pro forma
                                                           Fund       Index Fund      Index Fund       Adjustments        Combined
Assets
Investments in securities, at cost (Note 2)           $246,653,349    $ 48,733,643    $36,244,057     $(14,198,183)(a) $317,432,866
                                         -            ------------    ------------    -----------     ------------     ------------
Investments in securities, at value (Note 2)          $224,338,670    $ 28,838,446    $32,385,176     $         --     $285,562,292
Cash in bank on demand deposit                             598,137         263,553        150,353               --        1,012,043
Capital shares receivable                                  288,049          78,428         27,513               --          393,990
Dividends and accrued interest receivable                  188,493           4,247         26,353               --          219,093
Receivable for investment securities sold                  158,032              --        711,345               --          869,377
                                                       -----------      ----------     ----------      -----------      -----------
Total assets                                           225,571,381      29,184,674     33,300,740               --      288,056,795
                                                       -----------      ----------     ----------      -----------      -----------
Liabilities
Capital shares payable                                      85,081           1,831         26,607               --          113,519
Payable for investment securities purchased                330,937         325,450        845,884               --        1,502,271
Accrued investment management services fee                   1,437             291            259               --            1,987
Accrued distribution fee                                       254             107             73               --              434
Accrued transfer agency fee                                  1,167             274             33               --            1,474
Accrued administrative services fee                            479              46             95               --              620
Other accrued expenses (Note 2)                             91,926          38,028         42,619          (76,520)          96,053
                                                            ------          ------         ------          -------           ------
Total liabilities                                          511,281         366,027        915,570          (76,520)       1,716,358
                                                           -------         -------        -------          -------        ---------
Net assets applicable to outstanding
   capital stock                                      $225,060,100    $ 28,818,647    $32,385,170     $     76,520     $286,340,437
                                                      ============    ============    ===========     ============     ============
Represented by
Capital stock -- $.01 par value (Note 3)              $    515,101    $     92,273    $    71,547     $         --     $    678,921
Additional paid-in capital                             248,018,736      55,799,304     36,300,485               --      340,118,525
Undistributed net investment income (Note 2)               513,950              --         74,902           76,520          665,372
Accumulated net realized gain (loss) (Note 2)           (1,590,772)     (7,177,733)      (202,883)     (14,198,183)(a)  (23,169,571)
Unrealized appreciation (depreciation)
   on investments (Note 2)                             (22,396,915)    (19,895,197)    (3,858,881)      14,198,183(a)   (31,952,810)
                                                       -----------     -----------     ----------       ----------      -----------
Total -- representing net assets applicable
   to outstanding capital stock                       $225,060,100    $ 28,818,647    $32,385,170     $     76,520     $286,340,437
                                                      ============    ============    ===========     ============     ============
Net assets applicable
   to outstanding shares:        Class D              $ 38,113,250    $ 16,169,019    $10,942,621     $     17,435     $ 65,242,325
                                 Class E              $186,946,850    $ 12,649,628    $21,442,549     $     59,085     $221,098,112
Shares outstanding (Note 3):     Class D shares          8,739,687       5,188,985      2,418,142               --       14,957,953
                                 Class E shares         42,770,397       4,038,309      4,736,572               --       50,571,811
Net asset value per share of outstanding capital
   stock:
                                 Class D             $        4.36    $       3.12    $      4.53     $         --     $       4.36
                                 Class E             $        4.37    $       3.13    $      4.53     $         --     $       4.37
                                                     -------------    ------------    -----------     ----------       ------------

See accompanying notes to pro forma combining financial statements.

------------------------------------------------------------------------------
3  AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

AXP S&P 500 Index Fund
AXP Nasdaq 100 Index Fund
AXP Total Stock Market Index Fund

Pro forma combining
Statement of Operations
                                                           AXP              AXP            AXP
                                                         S&P 500          Nasdaq          Total
                                                          Index             100       Stock Market      Pro forma         Pro forma
                                                          Fund          Index Fund     Index Fund      Adjustments        Combined
Investment income
Income:
Dividends                                             $  2,001,956    $     16,983    $   396,755     $         --    $   2,415,694
Interest                                                    90,117             185             64               --           90,366
      Less foreign taxes withheld                           (7,910)           (138)           (21)              --           (8,069)
                                                         ---------          ------        -------      -----------        ---------
Total income                                             2,084,163          17,030        396,798               --        2,497,991
                                                         ---------          ------        -------      -----------        ---------
Expenses:
Investment management services fee                         364,427         100,598         91,184               --          556,209
Distribution fee -- Class D                                 70,453          40,236         22,922               --          133,611
Transfer agency fee                                        346,654          89,853          8,084               --          444,591
Administrative services fees and expenses                  122,897          16,116         33,591               --          172,604
Compensation of board members (Note 2)                      10,168          10,168         10,168          (13,557)(b)       16,947
Custodian fees (Note 2)                                    135,796          15,489         11,260          (22,545)(c)      140,000
Printing and postage (Note 2)                               33,084           9,621          1,800           17,000(d)        61,505
Registration fees                                           48,243          23,198         19,376               --           90,817
Licensing fees (Note 2)                                     11,435           5,880         16,267          (22,147)(e)       11,435
Audit fees (Note 2)                                         13,750          13,750         15,000          (28,750)(f)       13,750
Other                                                        6,132           3,474          1,827               --           11,433
                                                         ---------          ------        -------      -----------        ---------
Total expenses                                           1,163,039         328,383        231,479          (69,999)       1,652,902
      Expenses reimbursed by AEFC (Note 2)                (494,722)       (144,703)       (59,365)          (6,521)(g)     (705,311)
                                                         ---------          ------        -------      -----------        ---------
                                                           668,317         183,680        172,114          (76,520)         947,591
      Earnings credits on cash balances                     (4,442)           (900)            --               --           (5,342)
                                                         ---------          ------        -------      -----------        ---------
Total net expenses                                         663,875         182,780        172,114          (76,520)         942,249
                                                         ---------          ------        -------      -----------        ---------
Investment income (loss) -- net                          1,420,288        (165,750)       224,684           76,520        1,555,742
                                                         ---------          ------        -------      -----------        ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
      Security transactions (Note 2)                    (1,621,376)     (6,128,335)      (166,891)     (14,198,183)(a)  (22,114,785)
      Futures contracts                                    202,018              --        (33,798)              --          168,220
                                                         ---------          ------        -------      -----------        ---------
Net realized gain (loss) on investments                 (1,419,358)     (6,128,335)      (200,689)     (14,198,183)     (21,946,565)
Net change in unrealized appreciation (depreciation)
  on investments (Note 2)                              (21,888,911)     (8,984,159)    (5,367,739)      14,198,183(a)   (22,042,626)
                                                       -----------      ----------     ----------       ----------      -----------
Net gain (loss) on investments                         (23,308,269)    (15,112,494)    (5,568,428)              --      (43,989,191)
                                                       -----------      ----------     ----------       ----------      -----------
Net increase (decrease) in net assets resulting from
  operations                                          $(21,887,981)   $(15,278,244)   $(5,343,744)    $     76,520     $(42,433,449)
                                                      ============    ============    ===========     ============     ============

See accompanying notes to pro forma combining financial statements.

------------------------------------------------------------------------------
4   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

AXP S&P 500 Index Fund
AXP Nasdaq 100 Index Fund
AXP Total Stock Market Index Fund

Notes to Pro Forma Financial Statements
(Unaudited as to January 31, 2002)

1. BASIS OF COMBINATION
The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the three funds at and for the 12-month period ending January 31, 2002. These statements have been derived from annual reports for AXP S&P 500 Index Fund, AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund as of January 31, 2002.

Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The primary investments of each Fund are as follows:

AXP S&P 500 Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

AXP Nasdaq 100 Index Fund invests in common stocks included in the Nasdaq 100 Index.

AXP Total Stock Market Index Fund invests in common stocks included in the Wilshire 5000 Total Market Index (Wilshire 5000).

The pro forma statements give effect to the proposed transfer of the assets and liabilities of AXP Nasdaq 100 Index Fund and AXP Total Stock Market Index Fund in exchange for Class D or Class E shares of AXP S&P 500 Index Fund under generally accepted accounting principles. The pro forma statements reflect the initial proxy solicitation expense, estimated at $17,000, for the funds in carrying out its obligation under the Agreement and Plan of Reorganization. The adviser, AEFC, is paying all the other costs associated with the merger estimated to be $100,000. The pro forma statements also reflect estimates for the combined AXP S&P 500 Index Fund based on the increased asset level of the merger and associated economies of scale.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the surviving entity, AXP S&P 500 Index Fund, as if the transaction had occurred at the beginning of the year presented.

2. PRO FORMA ADJUSTMENTS

(a) To adjust for the purchases and sales of securities to align the Acquiring Fund's holdings to the S&P 500 Index at the time of the merger.

                                              AXP Nasdaq 100 Index Fund  AXP Total Stock Market Index Fund      Combined
Market value of securities sold                    $  25,508,243                    $ 9,590,779               $ 35,099,022
Cost of securities sold                            $  36,051,945                    $13,245,260               $ 49,297,205
Net realized gain on the sale of investments       $     980,932                    $ 2,647,388               $  3,628,320
Net realized loss on the sale of investments       $ (11,524,634)                   $(6,301,869)              $(17,826,503)

(b) To adjust for the change in the compensation of board members due to the reorganization.

(c)  To reflect the reduction in custodian fees due to the reorganization.

(d) To adjust for the additional printing and postage costs related to the proxy.

(e) To adjust for the elimination of licensing fees for the Nasdaq 100 Index Fund and the Total Stock Market Index Fund.

(f) To eliminate the audit expenses for the Nasdaq 100 Index Fund and the Total Stock Market Index Fund.

(g) To adjust the expense reimbursement to conform with the Acquiring Fund contractual arrangements.

3. CAPITAL SHARES
The pro forma net asset value per share assumes the issuance of additional Class D and Class E shares of AXP S&P 500 Fund if the reorganization were to have taken place on January 31, 2002. The pro forma number of Class D shares outstanding of 14,957,953 consists of 3,708,491 shares assumed to be issued to Class D shareholders of AXP Nasdaq 100 Index Fund, plus 2,509,775 shares assumed to be issued to Class D shareholders of AXP Total Stock Market Index Fund, plus 8,739,687 Class D shares of AXP S&P 500 Index Fund outstanding as of January 31, 2002. The pro forma number of Class E shares outstanding of 50,571,811 consists of 2,894,652 shares assumed to be issued to Class E shareholders of AXP Nasdaq 100 Index Fund, plus 4,906,762 shares assumed to be issued to Class E shareholders of AXP Total Stock Market Index Fund, plus 42,770,397 Class E shares of AXP S&P 500 Index Fund outstanding as of January 31, 2002.

------------------------------------------------------------------------------
5    AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

4. CAPITAL LOSS CARRY-OVER
The Acquiring Fund anticipates selling approximately 1,500 securities that will generate an additional $8,168,000 in capital losses. The estimated additional $8,168,000 in capital losses generated from repositioning the portfolio after the merger would only add to the realized capital losses of approximately $6,579,000 in the Acquiring Fund as of Jan. 31, 2002.

      AXP S&P 500 Index Fund                   $  328,000
      AXP Nasdaq 100 Index Fund                $6,252,000
      AXP Total Stock Market Index Fund        $  179,000

If the reorganization had occurred on Jan. 31, 2002, a significant portion of the Nasdaq 100 Index Fund's capital losses would become unavailable for use by the S&P 500 Index Fund and there would be little material limitation on the use of the Total Stock Market Index Fund's capital losses by the S&P 500 Index Fund.

------------------------------------------------------------------------------
6     AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Pro forma combining
Investments in Securities

AXP S&P 500 Index Fund
Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)
                                                              Shares                                                Value(a)
                           Shares                            Pro Forma        Value(a)                              Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical   Additions   Deletions     Combined
Aerospace & defense (1.6%)
Boeing                     17,701      5,022        (191)     22,532         $724,856    $205,659    $(7,841)      $922,674
General Dynamics            4,265      1,164          --       5,429          381,973     104,243         --        486,216
Goodrich                    2,154        588          --       2,742           59,924      16,354         --         76,278
Honeywell Intl             17,187      4,808        (118)     21,877          577,655     161,617     (3,971)       735,301
Lockheed Martin             9,311      2,620         (79)     11,852          493,204     138,777     (4,178)       627,803
Northrop Grumman            2,334        653         (16)      2,971          260,498      72,911     (1,819)       331,590
Raytheon                    8,262      2,289         (34)     10,517          316,187      87,609     (1,319)       402,477
Rockwell Collins            3,881      1,059          --       4,940           86,740      23,672         --        110,412
Rockwell Intl               3,884      1,060          --       4,944           74,767      20,404         --         95,171
United Technologies         9,903      2,768         (65)     12,606          680,633     190,203     (4,453)       866,383
Total                                                                       3,656,437   1,021,449    (23,581)     4,654,305

Airlines (0.2%)
AMR                         3,265        891          --       4,156(b)        81,429      22,223         --        103,652
Delta Air Lines             2,604        711          --       3,315           82,312      22,464         --        104,776
Southwest Airlines         16,176      4,430         (15)     20,591          306,374      83,889       (277)       389,986
US Airways Group            1,439        623        (230)      1,832(b)         7,454       3,226     (1,192)         9,488
Total                                                                         477,569     131,802     (1,469)       607,902

Automotive & related (1.0%)
Cooper Tire & Rubber        1,533        418          --       1,951           23,654       6,455         --         30,109
Cummins                       872        239          (1)      1,110           32,866       8,991        (22)        41,835
Dana                        3,139      1,295        (438)      3,996           45,861      18,917     (6,401)        58,377
Delphi Automotive Systems  11,841      3,231          --      15,072          169,208      46,178         --        215,386
Eaton                       1,464        400          --       1,864          107,721      29,398         --        137,119
Ford Motor                 38,274     10,637        (192)     48,719          585,591     162,750     (2,938)       745,403
General Motors             11,741      3,303         (99)     14,945          600,434     168,915     (5,052)       764,297
Genuine Parts               3,661        999          --       4,660          130,039      35,489         --        165,528
Goodyear Tire & Rubber      3,447        941          --       4,388           82,314      22,464         --        104,778
Johnson Controls            1,845        504          --       2,349          155,091      42,325         --        197,416
Navistar Intl               1,255        385         (43)      1,597           48,958      15,043     (1,682)        62,319
PACCAR                      1,621      2,427      (1,985)      2,063          107,391     160,821   (131,513)       136,699
Snap-On                     1,223        398         (64)      1,557           39,858      12,950     (2,072)        50,736
TRW                         2,669        728          --       3,397          113,086      30,862         --        143,948
Visteon                     2,755        811         (59)      3,507           36,642      10,781       (781)        46,642
Total                                                                       2,278,714     772,339   (150,461)     2,900,592

Banks and savings & loans
(6.6%)
AmSouth Bancorporation      7,702      2,102          --       9,804          160,587      43,825         --        204,412
Bank of America            33,253      9,348        (273)     42,328        2,095,936     589,181    (17,185)     2,667,932
Bank of New York           15,566      4,340         (92)     19,814          637,895     177,842     (3,756)       811,981
Bank One                   24,645      6,874        (148)     31,371          924,188     257,755     (5,537)     1,176,406
BB&T                        9,576      2,694         (81)     12,189          337,458      94,956     (2,861)       429,553
Charter One Financial       4,750      1,296          --       6,046          141,455      38,604         --        180,059
Comerica                    3,764      1,052         (25)      4,791          211,876      59,255     (1,433)       269,698
Fifth Third Bancorp        12,212      3,436        (103)     15,545          772,409     217,297     (6,501)       983,205
FleetBoston Financial      22,087      6,204        (176)     28,115          742,565     208,555     (5,904)       945,216
Golden West Financial       3,331        937         (28)      4,240          212,051      59,675     (1,805)       269,921
Huntington Bancshares       5,309      1,456          (7)      6,758           92,961      25,496       (126)       118,331
J.P. Morgan Chase          41,700     11,662        (282)     53,080        1,419,885     397,102     (9,605)     1,807,382
KeyCorp                     8,950      2,519         (76)     11,393          220,260      61,981     (1,870)       280,371
Mellon Financial            9,888      2,731         (32)     12,587          379,699     104,868     (1,245)       483,322

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
7   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                                 Value(a)
                             Shares                          Pro Forma        Value(a)                              Pro Forma
Issuer                     Historical   Additions Deletions  Combined        Historical   Additions   Deletions     Combined
Banks and savings & loans (cont.)
Natl City                  12,808      3,501          (6)     16,303         $360,161     $98,467      $(176)      $458,452
Northern Trust              4,695      1,292         (11)      5,976          274,141      75,438       (623)       348,956
PNC Financial Services
  Group                     6,004      1,644          (5)      7,643          346,731      94,910       (285)       441,356
Regions Financial           4,807      1,387         (75)      6,119          150,315      43,353     (2,331)       191,337
Southtrust                  7,243      2,038         (61)      9,220          178,468      50,203     (1,498)       227,173
SunTrust Banks              6,104      1,682         (16)      7,770          376,006     103,607       (992)       478,621
Synovus Financial           6,156      1,680          --       7,836          170,152      46,436         --        216,588
U.S. Bancorp               41,233     11,602        (349)     52,486          858,471     241,542     (7,259)     1,092,754
Union Planters              2,903        792          --       3,695          129,938      35,461         --        165,399
USA Education               3,313        918         (14)      4,217          298,170      82,660     (1,287)       379,543
Wachovia                   28,763      8,164        (314)     36,613          956,370     271,433    (10,433)     1,217,370
Washington Mutual          20,356      5,733        (178)     25,911          698,618     196,772     (6,114)       889,276
Wells Fargo                35,829     10,046        (268)     45,607        1,662,106     466,021    (12,420)     2,115,707
Zions Bancorp               1,939        529          --       2,468           97,609      26,638         --        124,247
Total                                                                      14,906,481   4,169,333   (101,246)    18,974,568

Beverages & tobacco (3.6%)
Anheuser-Busch             18,689      5,204        (104)     23,789          883,429     245,987     (4,893)     1,124,523
Brown-Forman Cl B           1,443        394          --       1,837           94,517      25,794         --        120,311
Coca-Cola                  52,559     14,734        (390)     66,903        2,299,457     644,616    (17,078)     2,926,995
Coca-Cola Enterprises       9,400      2,623         (58)     11,965          152,750      42,634       (947)       194,437
Coors (Adolph) Cl B           763        231         (23)        971           40,187      12,199     (1,232)        51,154
Fortune Brands              3,140        857          --       3,997          127,892      34,903         --        162,795
Pepsi Bottling Group        6,000      1,637          --       7,637          138,300      37,743         --        176,043
PepsiCo                    36,978     10,360        (268)     47,070        1,852,228     518,927    (13,441)     2,357,714
Philip Morris              45,794     12,855        (357)     58,292        2,294,737     644,130    (17,880)     2,920,987
UST                         3,496        955          (1)      4,450          122,185      33,362        (17)       155,530
Total                                                                       8,005,682   2,240,295    (55,488)    10,190,489

Building materials &
construction (0.5%)
Centex                      1,284        350          --       1,634           76,372      20,842         --         97,214
Georgia-Pacific Group       4,856      1,325          --       6,181          121,400      33,131         --        154,531
KB HOME                     1,063        452        (162)      1,353           45,773      19,464     (6,972)        58,265
Louisiana-Pacific           2,207        678         (76)      2,809           19,068       5,861       (657)        24,272
Masco                       9,699      2,708         (61)     12,346          259,545      72,461     (1,629)       330,377
Pulte Homes                 1,245        340          --       1,585           58,702      16,020         --         74,722
Sherwin-Williams            3,264        921         (30)      4,155           90,478      25,513       (821)       115,170
Temple-Inland               1,043        285          --       1,328           57,740      15,758         --         73,498
Vulcan Materials            2,140        584          --       2,724           99,296      27,099         --        126,395
Weyerhaeuser                4,571      1,272         (25)      5,818          266,582      74,215     (1,463)       339,334
Total                                                                       1,094,956     310,364    (11,542)     1,393,778

Chemicals (1.4%)
Air Products & Chemicals    4,805      1,348         (37)      6,116          222,231      62,348     (1,700)       282,879
Allied Waste Inds           4,162      1,136          --       5,298(b)        45,699      12,472         --         58,171
Dow Chemical               19,062      5,332        (130)     24,264          563,091     157,516     (3,844)       716,763
du Pont (EI) de Nemours    21,667      6,087        (174)     27,580          957,031     268,870     (7,689)     1,218,212
Eastman Chemical            1,629        445          --       2,074           65,421      17,854         --         83,275
Ecolab                      2,702        737          --       3,439          115,619      31,553         --        147,172
Engelhard                   2,743        768         (19)      3,492           76,420      21,386       (530)        97,276
Great Lakes Chemical        1,060        456        (167)      1,349           24,444      10,527     (3,856)        31,115
Hercules                    2,293        626          --       2,919(b)        21,554       5,882         --         27,436
Millipore                   1,009        275          --       1,284           54,183      14,787         --         68,970
Pall                        2,581        704          --       3,285           59,518      16,243         --         75,761
PPG Inds                    3,559        971          --       4,530          172,932      47,194         --        220,126
Praxair                     3,400        953         (25)      4,328          197,370      55,308     (1,444)       251,234
Rohm & Haas                 4,658      1,271          --       5,929          171,321      46,755         --        218,076
Sigma-Aldrich               1,550        423          --       1,973           64,821      17,690         --         82,511
Waste Management           13,269      3,733        (112)     16,890          382,413     107,601     (3,238)       486,776
Total                                                                       3,194,068     893,986    (22,301)     4,065,753

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
8  AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Communications equipment & services (2.8%)
ADC Telecommunications     16,686     27,462     (22,908)     21,240(b)       $81,428    $134,014  $(111,792)      $103,650
Andrew Corp                 1,720        759        (290)      2,189(b)        30,943      13,658     (5,213)        39,388
AT&T Wireless Services     53,480     15,047        (452)     68,075(b)       615,020     173,037     (5,194)       782,863
Avaya                       6,063      1,655          --       7,718(b)        52,142      14,230         --         66,372
CIENA                       6,915     10,882      (8,995)      8,802(b)        87,821     138,204   (114,237)       111,788
Corning                    19,989      5,455          --      25,444          159,312      43,477         --        202,789
JDS Uniphase               28,061     39,737     (32,079)     35,719(b)       196,427     278,155   (224,549)       250,033
Lucent Technologies        72,159     19,952        (259)     91,852          471,920     130,485     (1,695)       600,710
Motorola                   47,042     13,236        (398)     59,880          626,129     176,168     (5,293)       797,004
Nortel Networks            67,650     18,462          --      86,112(c)       489,786     133,666         --        623,452
QUALCOMM                   16,157     25,885     (21,476)     20,566(b)       713,008   1,142,326   (947,741)       907,593
Scientific-Atlanta          3,302        901          --       4,203           87,437      23,862         --        111,299
Tellabs                     8,665      7,322      (4,957)     11,030(b)       133,961     113,188    (76,629)       170,520
Verizon Communications     57,371     16,141        (484)     73,028        2,659,145     748,150    (22,450)     3,384,845
Total                                                                       6,404,479   3,262,620 (1,514,793)     8,152,306

Computer software &
services (0.9%)
Adobe Systems               5,013      6,663      (5,295)      6,381          168,938     224,536   (178,432)       215,042
BMC Software                5,161      1,408          --       6,569(b)        91,195      24,888         --        116,083
Citrix Systems              3,967      6,247      (5,164)      5,050(b)        68,431     107,757    (89,082)        87,106
Computer Associates Intl   12,174      3,340         (18)     15,496          419,517     115,106       (617)       534,006
Compuware                   7,859      7,075      (4,930)     10,004(b)       106,882      96,215    (67,046)       136,051
Intuit                      4,482      7,455      (6,232)      5,705(b)       175,919     292,615   (244,605)       223,929
Novell                      7,654      3,225      (1,136)      9,743(b)        40,030      16,867     (5,943)        50,954
Parametric Technology       5,548      2,179        (665)      7,062(b)        38,170      14,994     (4,577)        48,587
PeopleSoft                  6,401     11,780     (10,033)      8,148(b)       207,968     382,722   (325,966)       264,724
Siebel Systems              9,772     15,195     (12,528)     12,439(b)       345,831     537,747   (443,367)       440,211
VERITAS Software            8,473     11,689      (9,377)     10,785(b)       360,526     497,363   (398,973)       458,916
Total                                                                       2,023,407   2,310,810 (1,758,608)     2,575,609

Computers & office
equipment (11.5%)
Apple Computer              7,414     13,547     (11,524)      9,437(b)       183,274     334,889   (284,872)       233,291
Autodesk                    1,158        391         (75)      1,474           47,478      16,016     (3,059)        60,435
Automatic Data
   Processing              13,032      3,654         (97)     16,589          703,728     197,290     (5,238)       895,780
Cisco Systems             155,025     93,374     (51,067)    197,332(b,d)   3,066,395   1,846,953 (1,010,112)     3,903,236
Compaq Computer            35,803      9,976        (205)     45,574          442,167     123,197     (2,526)       562,838
Computer Sciences           3,600      1,012         (30)      4,582(b)       160,200      45,065     (1,345)       203,920
Comverse Technology         3,920      5,480      (4,410)      4,990(b)        83,770     117,100    (94,239)       106,631
Concord EFS                10,647     16,101     (13,195)     13,553(b)       310,360     469,335   (384,636)       395,059
Dell Computer              55,163     33,837     (18,783)     70,217(b)     1,514,224     928,843   (515,600)     1,927,467
Electronic Data Systems    10,020      2,794         (59)     12,755          627,352     174,910     (3,701)       798,561
EMC                        46,827     13,042        (263)     59,606(b)       767,963     213,896     (4,313)       977,546
Equifax                     3,062        836          --       3,898           77,101      21,041         --         98,142
First Data                  8,063      2,285         (85)     10,263          667,052     189,076     (7,033)       849,095
Fiserv                      3,956      6,522      (5,442)      5,036(b)       167,893     276,788   (230,969)       213,712
Gateway                     6,847      1,869          --       8,716(b)        35,673       9,735         --         45,408
Hewlett-Packard            41,003     11,446        (256)     52,193          906,576     253,061     (5,650)     1,153,987
Intl Business Machines     36,409     10,242        (306)     46,345        3,928,168   1,105,033    (33,008)     5,000,193
Lexmark Intl Cl A           2,747        750          --       3,497(b)       152,596      41,645         --        194,241
Mercury Interactive         1,748      2,498      (2,021)      2,225(b)        66,634      95,218    (77,033)        84,819
Microsoft                 113,829     66,802     (35,737)    144,894(b,d)   7,252,047   4,255,885 (2,276,750)     9,231,182
NCR                         2,053        560          --       2,613(b)        87,335      23,834         --        111,169
Network Appliance           6,998      9,903      (7,993)      8,908(b)       125,614     177,755   (143,474)       159,895
NVIDIA                      3,056      4,451      (3,617)      3,890(b)       200,901     292,614   (237,787)       255,728
Oracle                    117,547     78,929     (46,850)    149,626(b)     2,028,861   1,362,320   (808,629)     2,582,552
Palm                       12,004      3,664        (388)     15,280(b)        44,895      13,704     (1,452)        57,147
Pitney Bowes                5,154      1,407          --       6,561          215,540      58,822         --        274,362
Rational Software           4,105      1,120          --       5,225(b)        96,385      26,304         --        122,689
SABRE Holdings Cl A         2,821        770          --       3,591(b)       126,042      34,398         --        160,440

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
9  AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Computers & office
equipment (cont.)
Sanmina-SCI                11,009     15,886     (12,882)     14,013(b)      $161,612    $233,219  $(189,114)      $205,717
Sapient                     2,670      1,028        (299)      3,399(b)        14,685       5,652     (1,644)        18,693
Solectron                  17,344      4,879        (146)     22,077(b)       203,272      57,187     (1,713)       258,746
State Street                6,877      1,878          (1)      8,754          369,845     100,955        (22)       470,778
Sun Microsystems           68,512     47,426     (28,729)     87,209(b)       737,189     510,313   (309,129)       938,373
Unisys                      6,744      1,840          --       8,584(b)        84,300      23,006         --        107,306
Yahoo!                     12,039      8,988      (5,702)     15,325(b)       207,552     154,928    (98,286)       264,194
Total                                                                      25,864,679  13,789,987 (6,731,334)    32,923,332

Electronics (4.9%)
Advanced Micro Devices      7,182      1,960          --       9,142(b)       115,271      31,458         --        146,729
Agilent Technologies        9,736      2,662          (5)     12,393(b)       295,488      80,789       (148)       376,129
Altera                      8,141     14,918     (12,696)     10,363(b)       204,502     374,744   (318,934)       260,312
American Power Conversion   4,132      1,128          --       5,260(b)        62,765      17,129         --         79,894
Analog Devices              7,646      2,087          --       9,733(b)       334,895      91,395         --        426,290
Applied Materials          17,252     13,599      (8,891)     21,960(b)       753,049     593,612   (388,100)       958,561
Applied Micro Circuits      6,305      9,720      (7,999)      8,026(b)        64,122      98,854    (81,355)        81,621
Broadcom Cl A               5,544      5,183      (3,670)      7,057(b)       235,454     220,130   (155,873)       299,711
Conexant Systems            5,385      7,946      (6,476)      6,855(b)        70,220     103,614    (84,450)        89,384
Intel                     141,860     84,257     (45,542)    180,575        4,970,773   2,952,344 (1,595,785)     6,327,332
Jabil Circuit               4,166      1,137          --       5,303(b)        96,651      26,377         --        123,028
KLA-Tencor                  3,917      6,277      (5,208)      4,986(b)       224,366     359,556   (298,325)       285,597
Linear Technology           6,691     11,713      (9,887)      8,517          276,807     484,532   (408,989)       352,350
LSI Logic                   7,753      2,116          --       9,869(b)       128,545      35,081         --        163,626
Maxim Integrated Products   6,826     12,509     (10,646)      8,689(b)       378,775     694,112   (590,742)       482,145
Micron Technology          12,666      3,469         (12)     16,123(b)       427,478     117,055       (393)       544,140
Molex                       4,136      3,145      (2,016)      5,265          126,355      96,075    (61,592)       160,838
Natl Semiconductor          3,718      1,015          --       4,733(b)       104,885      28,624         --        133,509
Novellus Systems            3,029      4,167      (3,340)      3,856(b)       129,369     177,944   (142,638)       164,675
PerkinElmer                 2,603        727         (17)      3,313           76,789      21,462       (506)        97,745
PMC-Sierra                  3,488      5,157      (4,205)      4,440(b)        83,259     123,106   (100,384)       105,981
Power-One                   1,666        699        (244)      2,121(b)        16,543       6,934     (2,419)        21,058
QLogic                      1,958      2,694      (2,160)      2,492(b)        95,805     131,817   (105,671)       121,951
Symbol Technologies         4,826      1,317          --       6,143           74,803      20,414         --         95,217
Tektronix                   1,944        766        (235)      2,475(b)        47,589      18,728     (5,741)        60,576
Teradyne                    3,822      1,043          --       4,865(b)       114,125      31,146         --        145,271
Texas Instruments          36,611     10,271        (280)     46,602        1,142,628     320,572     (8,741)     1,454,459
Thomas & Betts              1,228        380         (45)      1,563           23,946       7,413       (878)        30,481
Vitesse Semiconductor       4,026      5,841      (4,742)      5,125(b)        50,607      73,420    (59,609)        64,418
Waters                      2,764        754          --       3,518(b)        95,634      26,099         --        121,733
Xilinx                      7,060     12,278     (10,351)      8,987(b)       306,051     532,239   (448,715)       389,575
Total                                                                      11,127,549   7,896,775 (4,859,988)    14,164,336

Energy (5.6%)
Amerada Hess                1,874        511          --       2,385          114,989      31,381         --        146,370
Anadarko Petroleum          5,258      1,435          --       6,693          258,326      70,499         --        328,825
Apache                      2,897        791          --       3,688          140,476      38,337         --        178,813
Ashland                     1,459        398          --       1,857           68,223      18,619         --         86,842
Burlington Resources        4,243      1,158          --       5,401          145,280      39,648         --        184,928
ChevronTexaco              22,547      6,344        (191)     28,700        1,889,439     531,630    (15,989)     2,405,080
Conoco                     13,220      3,608          --      16,828          372,275     101,597         --        473,872
Devon Energy                3,293        929         (30)      4,192          122,565      34,583     (1,134)       156,014
EOG Resources               2,440        666          --       3,106           82,936      22,634         --        105,570
Exxon Mobil               144,576     40,672      (1,216)    184,032        5,645,692   1,588,217    (47,467)     7,186,442
FirstEnergy                 6,290      1,764         (47)      8,007          233,988      65,604     (1,747)       297,845
Kerr-McGee                  2,117        578          --       2,695          112,095      30,592         --        142,687
Marathon Oil                6,539      1,840         (55)      8,324          183,419      51,599     (1,543)       233,475
Mirant                      8,467      2,382         (71)     10,778(b)        84,755      23,843       (713)       107,885
Occidental Petroleum        7,896      2,195         (40)     10,051          204,901      56,959     (1,040)       260,820

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
10     AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Energy (cont.)
Phillips Petroleum          8,059      2,225         (26)     10,258         $471,210    $130,143    $(1,546)      $599,807
Royal Dutch Petroleum ADR  44,891     12,251          --      57,142(c)     2,243,203     612,186         --      2,855,389
Sunoco                      1,661        453          --       2,114           64,048      17,479         --         81,527
Unocal                      5,157      1,446         (39)      6,564          180,237      50,713     (1,525)       229,425
Total                                                                      12,618,057   3,516,263    (72,704)    16,061,616

Energy equipment &
services (0.7%)
Baker Hughes                7,099      1,979         (42)      9,036          249,885      69,687     (1,492)       318,080
Halliburton                 9,074      2,476          --      11,550          124,768      34,050         --        158,818
McDermott Intl              1,303        356          --       1,659(b)        16,118       4,399         --         20,517
Nabors Inds                 2,977        812          --       3,789(b)        93,210      25,438         --        118,648
Noble Drilling              2,795        763          --       3,558(b)        89,356      24,386         --        113,742
Rowan Companies             1,981        541          --       2,522(b)        35,717       9,747         --         45,464
Schlumberger               12,168      3,389         (68)     15,489          686,153     191,065     (3,809)       873,409
Transocean Sedco Forex      6,737      1,878         (39)      8,576          206,422      57,516     (1,182)       262,756
Total                                                                       1,501,629     416,288     (6,483)     1,911,434

Financial services (6.4%)
American Express           28,199      7,934        (238)     35,895        1,010,934     284,418     (8,527)     1,286,825
Bear Stearns Companies      1,989        572         (29)      2,532          115,660      33,230     (1,666)       147,224
Capital One Financial       4,541      1,239          --       5,780          227,822      62,174         --        289,996
Citigroup                 108,737     30,594        (919)    138,412        5,154,135   1,450,155    (43,555)     6,560,735
Countrywide Credit Inds     2,583        705          --       3,288          102,674      28,020         --        130,694
Fannie Mae                 21,114      5,940        (178)     26,876        1,709,179     480,852    (14,405)     2,175,626
Franklin Resources          5,512      1,504          --       7,016          206,424      56,335         --        262,759
Freddie Mac                14,691      4,111        (102)     18,700          986,060     275,975     (6,872)     1,255,163
H&R Block                   3,878      1,058          --       4,936          179,396      48,958         --        228,354
Household Intl              9,674      2,692         (52)     12,314          495,696     137,922     (2,643)       630,975
Lehman Brothers Holdings    5,037      1,387         (12)      6,412          326,246      89,789       (754)       415,281
MBNA                       18,003      5,046        (133)     22,916          630,105     176,608     (4,648)       802,065
Merrill Lynch              17,888      4,973         (91)     22,770          911,930     253,523     (4,651)     1,160,802
MGIC Investment             2,265        618          --       2,883          151,755      41,415         --        193,170
Morgan Stanley, Dean
   Witter & Co             23,180      6,537        (211)     29,506        1,274,900     359,549    (11,620)     1,622,829
Paychex                     7,911     10,231      (8,072)     10,070          290,334     375,479   (296,245)       369,568
Providian Financial         6,006      1,639          --       7,645           23,123       6,310         --         29,433
Schwab (Charles)           28,885      8,105        (222)     36,768          415,077     116,461     (3,184)       528,354
Stilwell Financial          4,678      1,277          --       5,955          119,055      32,491         --        151,546
T Rowe Price Group          2,609        712          --       3,321           98,046      26,757         --        124,803
Total                                                                      14,428,551   4,336,421   (398,770)    18,366,202

Food (1.3%)
Archer-Daniels-Midland     13,977      3,924        (110)     17,791          194,839      54,702     (1,529)       248,012
Campbell Soup               8,658      2,413         (50)     11,021          246,320      68,633     (1,411)       313,542
ConAgra Foods              11,355      3,143         (44)     14,454          281,604      77,933     (1,081)       358,456
General Mills               7,700      2,156         (55)      9,801          381,536     106,865     (2,741)       485,660
Heinz (HJ)                  7,401      2,028          (8)      9,421          306,401      83,937       (318)       390,020
Hershey Foods               2,866        782          --       3,648          201,680      55,040         --        256,720
Kellogg                     8,591      2,362         (17)     10,936          265,118      72,873       (520)       337,471
Sara Lee                   16,556      4,557         (39)     21,074          350,159      96,395       (834)       445,720
SUPERVALU                   2,817        771          (2)      3,586           69,524      19,023        (49)        88,498
Sysco                      14,087      3,847          (3)     17,931          417,258     113,955        (82)       531,131
Wrigley (Wm) Jr             4,760      1,319         (20)      6,059          260,086      72,051     (1,072)       331,065
Total                                                                       2,974,525     821,407     (9,637)     3,786,295

Furniture & appliances
(0.2%)
Black & Decker              1,686        460          --       2,146           69,396      18,939         --         88,335
Leggett & Platt             4,152      1,134          (1)      5,285          100,603      27,466        (11)       128,058
Maytag                      1,622        443          --       2,065           51,709      14,112         --         65,821
Stanley Works               1,803        508         (16)      2,295           79,873      22,497       (699)       101,671
Whirlpool                   1,414        398         (12)      1,800          102,798      28,919       (865)       130,852
Total                                                                         404,379     111,933     (1,575)       514,737

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
11   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Health care (12.6%)
Abbott Laboratories        32,812      9,232        (277)     41,767       $1,893,252    $532,688   $(16,006)    $2,409,934
Allergan                    2,773        775         (18)      3,530          185,098      51,701     (1,186)       235,613
American Home Products     27,883      7,844        (235)     35,492        1,802,915     507,227    (15,199)     2,294,943
Amgen                      22,097     16,120     (10,090)     28,127(b)     1,226,384     894,643   (559,954)     1,561,073
Applera-Applied
   Biosystem Group          4,479      1,260         (38)      5,701          100,016      28,145       (850)       127,311
Bard (CR)                   1,080        295          --       1,375           52,974      14,457         --         67,431
Bausch & Lomb               1,133        453        (144)      1,442           42,771      17,121     (5,448)        54,444
Baxter Intl                12,478      3,485         (80)     15,883          696,647     194,586     (4,466)       886,767
Becton, Dickinson & Co      5,464      1,509         (18)      6,955          197,906      54,677       (667)       251,916
Biogen                      3,126      5,072      (4,219)      3,979(b)       169,492     275,006   (228,750)       215,748
Biomet                      5,698     10,087      (8,532)      7,253          183,988     325,702   (275,490)       234,200
Boston Scientific           8,525      2,327          --      10,852(b)       191,557      52,277         --        243,834
Bristol-Myers Squibb       40,894     11,505        (345)     52,054        1,855,361     522,009    (15,668)     2,361,702
Chiron                      3,998      7,306      (6,215)      5,089(b)       169,395     309,565   (263,336)       215,624
Forest Laboratories         3,761      1,028          (2)      4,787(b)       311,787      85,237       (148)       396,876
Genzyme-General Division    4,485      7,431      (6,207)      5,709(b)       204,561     338,943   (283,117)       260,387
Guidant                     6,441      1,789         (31)      8,199(b)       309,490      85,933     (1,471)       393,952
Immunex                    11,511     20,667     (17,526)     14,652(b)       321,732     577,639   (489,836)       409,535
Johnson & Johnson          64,831     18,241        (548)     82,524        3,728,431   1,049,010    (31,495)     4,745,946
King Pharmaceuticals        5,191      1,417          --       6,608(b)       188,952      51,566         --        240,518
Lilly (Eli)                23,761      6,685        (200)     30,246        1,784,451     502,036    (15,047)     2,271,440
MedImmune                   5,224      7,659      (6,233)      6,650(b)       221,341     324,523   (264,117)       281,747
Medtronic                  25,587      7,200        (217)     32,570        1,260,671     354,721    (10,675)     1,604,717
Merck & Co                 48,077     13,522        (401)     61,198        2,845,197     800,184    (23,709)     3,621,672
Pfizer                    132,872     37,310      (1,048)    169,134        5,536,776   1,554,685    (43,659)     7,047,802
Pharmacia                  27,252      7,667        (230)     34,689        1,103,706     310,540     (9,331)     1,404,915
Schering-Plough            30,944      8,672        (227)     39,389        1,001,967     280,783     (7,339)     1,275,411
St. Jude Medical            1,840        502          --       2,342(b)       145,912      39,820         --        185,732
Stryker                     4,155      1,158         (24)      5,289          244,065      68,024     (1,417)       310,672
Watson Pharmaceuticals      2,250        614          --       2,864(b)        65,925      17,991         --         83,916
Zimmer Holdings             4,096      1,125          (7)      5,214(b)       133,243      36,575       (212)       169,606
Total                                                                      28,175,963  10,258,014 (2,568,593)    35,865,384

Health care services
(1.4%)
Aetna                       3,029        827          --       3,856          104,137      28,420         --        132,557
AmerisourceBergen           2,174        631         (38)      2,767          140,723      40,839     (2,435)       179,127
Cardinal Health             9,530      2,646         (45)     12,131          628,121     174,396     (2,977)       799,540
HCA                        10,885      3,039         (68)     13,856          462,613     129,160     (2,910)       588,863
Health Management
   Associates Cl A          5,181      1,414          --       6,595(b)       100,667      27,473         --        128,140
Healthsouth                 8,291      2,263          --      10,554(b)        97,005      26,473         --        123,478
Humana                      3,565      1,007         (34)      4,538(b)        44,384      12,536       (423)        56,497
IMS Health                  6,245      1,704          --       7,949          124,588      34,001         --        158,589
Manor Care                  2,163        604         (14)      2,753(b)        43,044      12,022       (275)        54,791
McKesson HBOC               6,044      1,670         (21)      7,693          232,694      64,297       (793)       296,198
Quintiles Transnational     2,528        690          --       3,218(b)        40,499      11,052         --         51,551
Tenet Healthcare            6,879      1,935         (58)      8,756(b)       438,811     123,468     (3,713)       558,566
UnitedHealth Group          6,590      1,859         (61)      8,388          489,966     138,287     (4,572)       623,681
Wellpoint Health Networks   1,528        417          --       1,945(b)       193,888      52,913         --        246,801
Total                                                                       3,141,140     875,337    (18,098)     3,998,379

Household products (2.5%)
Alberto-Culver Cl B         1,198        368         (41)      1,525           55,839      17,164     (1,925)        71,078
Avon Products               4,993      1,384         (21)      6,356          245,656      68,094     (1,053)       312,697
Clorox                      4,916      1,388         (46)      6,258          200,474      56,576     (1,865)       255,185
Colgate-Palmolive          11,661      3,249         (67)     14,843          666,426     185,727     (3,855)       848,298
Gillette                   22,305      6,220        (133)     28,392          742,757     207,133     (4,429)       945,461
Intl Flavors/Fragrances     2,004        547          --       2,551           60,300      16,456         --         76,756
Kimberly-Clark             11,100      3,128         (99)     14,129          669,330     188,646     (5,981)       851,995
Newell Rubbermaid           5,636      1,538          --       7,174          155,610      42,467         --        198,077

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
12   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Household products (cont.)
Procter & Gamble           27,384      7,704        (231)     34,857       $2,236,724    $629,294   $(18,876)    $2,847,142
Tupperware                  1,228        589        (254)      1,563           23,332      11,194     (4,827)        29,699
Unilever                   12,081      3,297          --      15,378(c)       680,644     185,753         --        866,397
Total                                                                       5,737,092   1,608,504    (42,811)     7,302,785

Industrial equipment &
services (0.8%)
Caterpillar                 7,255      1,990         (10)      9,235          364,781     100,078       (527)       464,332
Cintas                      3,587      5,697      (4,718)      4,566          179,422     284,983   (236,017)       228,388
Cooper Inds                 1,979        544          (4)      2,519           72,036      19,795       (136)        91,695
Deere & Co                  4,963      1,391         (37)      6,317          218,223      61,166     (1,611)       277,778
Fluor                       1,693        471          (9)      2,155           54,261      15,087       (279)        69,069
Illinois Tool Works         6,440      1,795         (37)      8,198          459,686     128,074     (2,622)       585,138
Ingersoll - Rand Cl A       3,550        969          --       4,519          157,017      42,851         --        199,868
Parker-Hannifin             2,478        676          --       3,154          121,521      33,164         --        154,685
Thermo Electron             3,757      1,036         (11)      4,782(b)        82,504      22,762       (246)       105,020
Total                                                                       1,709,451     707,960   (241,438)     2,175,973

Insurance (4.2%)
ACE                         5,485      1,497          --       6,982(c)       213,092      58,154         --        271,246
AFLAC                      11,036      3,043         (31)     14,048          288,260      79,481       (813)       366,928
Allstate                   15,070      4,198         (85)     19,183          486,158     135,429     (2,753)       618,834
Ambac Financial Group       2,230        609          --       2,839          133,020      36,302         --        169,322
American Intl Group        55,216     15,496        (427)     70,285        4,094,265   1,148,992    (31,638)     5,211,619
Aon                         5,690      1,558          (5)      7,243          189,477      51,874       (164)       241,187
Chubb                       3,589      1,005         (26)      4,568          239,925      67,243     (1,766)       305,402
CIGNA                       3,057        839          (5)      3,891          281,244      77,214       (461)       357,997
Cincinnati Financial        3,414        932          --       4,346          131,439      35,871         --        167,310
Conseco                     7,285      3,271      (1,283)      9,273(b)        28,776      12,922     (5,069)        36,629
Hartford Financial
   Services Group           5,182      1,432         (18)      6,596          342,997      94,793     (1,187)       436,603
Jefferson-Pilot             3,180        868          --       4,048          152,322      41,570         --        193,892
John Hancock Financial
   Services                 6,313      1,792         (69)      8,036          242,293      68,791     (2,667)       308,417
Lincoln Natl                4,004      1,126         (33)      5,097          206,206      57,999     (1,724)       262,481
Loews                       4,047      1,143         (39)      5,151          244,641      69,111     (2,347)       311,405
Marsh & McLennan            5,805      1,621         (37)      7,389          591,239     165,171     (3,818)       752,592
MBIA                        3,137        856          --       3,993          169,022      46,127         --        215,149
MetLife                    15,319      4,250         (69)     19,500          465,391     129,117     (2,108)       592,400
Progressive                 1,549        430          (7)      1,972          229,020      63,578     (1,077)       291,521
SAFECO                      2,700        748         (11)      3,437           82,593      22,866       (326)       105,133
St. Paul Companies          4,384      1,196          --       5,580          195,965      53,480         --        249,445
Torchmark                   2,624        719          (3)      3,340           99,686      27,315       (110)       126,891
UnumProvident               5,116      1,396          --       6,512          144,783      39,512         --        184,295
XL Capital Cl A             2,804        765          --       3,569(c)       247,088      67,432         --        314,520
Total                                                                       9,498,902   2,650,344    (58,028)    12,091,218

Leisure time &
entertainment (1.6%)
Brunswick                   1,854        506          --       2,360           45,608      12,447         --         58,055
Carnival                   12,389      3,396         (15)     15,770          334,999      91,819       (395)       426,423
Disney (Walt)              43,087     12,204        (445)     54,846          907,412     257,009     (9,370)     1,155,051
Harley-Davidson             6,399      1,754          (8)      8,145          364,743     100,007       (466)       464,284
Harrah's Entertainment      2,371        647          --       3,018(b)        90,501      24,698         --        115,199
Hasbro                      3,651        996          --       4,647           60,242      16,440         --         76,682
Intl Game Technology        1,854        513          (7)      2,360(b)       121,993      33,771       (478)       155,286
Mattel                      9,122      2,489          --      11,611          173,318      47,300         --        220,618
Viacom Cl B                37,480     10,546        (317)     47,709(b)     1,498,825     421,716    (12,676)     1,907,865
Total                                                                       3,597,641   1,005,207    (23,385)     4,579,463

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
13   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Media (2.7%)
American Greetings Cl A     1,342        811        (445)      1,708          $16,721     $10,104    $(5,541)       $21,284
AOL Time Warner            93,558     26,235        (702)    119,091(b)     2,461,512     690,242    (18,478)     3,133,276
Clear Channel
   Communications          12,632      3,515         (68)     16,079(b)       581,577     161,862     (3,145)       740,294
Comcast Cl A               19,972     14,743      (9,292)     25,423(b)       709,605     523,784   (330,128)       903,261
Deluxe                      1,402        411         (28)      1,785           64,506      18,902     (1,298)        82,110
Donnelley (RR) & Sons       2,420        660          --       3,080           70,301      19,186         --         89,487
Dow Jones                   1,794        490          --       2,284           92,840      25,337         --        118,177
Gannett                     5,598      1,575         (47)      7,126          377,585     106,209     (3,163)       480,631
Interpublic Group of
   Companies                7,982      2,237         (59)     10,160          230,440      64,586     (1,697)       293,329
Knight-Ridder               1,777        485          --       2,262          110,618      30,188         --        140,806
McGraw-Hill Companies       4,086      1,136         (21)      5,201          261,831      72,776     (1,320)       333,287
Meredith                    1,042        322         (38)      1,326           36,512      11,302     (1,338)        46,476
Moody's                     3,297        900          --       4,197          123,703      33,759         --        157,462
New York Times Cl A         3,204        879          (5)      4,078          134,985      37,053       (215)       171,823
Omnicom Group               3,928      1,072          --       5,000          343,189      93,659         --        436,848
TMP Worldwide               2,336      3,361      (2,723)      2,974(b)        99,444     143,038   (115,899)       126,583
Tribune                     6,296      1,718          --       8,014          234,022      63,866         --        297,888
Univision Communications
   Cl A                     4,440      1,249         (37)      5,652(b)       155,311      43,689     (1,304)       197,696
Total                                                                       6,104,702   2,149,542   (483,526)     7,770,718

Metals (0.8%)
Alcan                       6,782      1,851          --       8,633(c)       263,549      71,924         --        335,473
Alcoa                      17,951      5,065        (166)     22,850          643,543     181,593     (5,966)       819,170
Allegheny Technologies      1,696        743        (280)      2,159           27,373      11,995     (4,525)        34,843
Avery Dennison              2,322        634          --       2,956          138,159      37,705         --        175,864
Barrick Gold               11,329      3,092          --      14,421(c)       194,746      53,148         --        247,894
Freeport-McMoRan
  Copper & Gold Cl B        3,042        895         (65)      3,872(b)        47,303      13,914     (1,005)        60,212
Inco                        3,843      1,049          --       4,892(b,c)      69,866      19,067         --         88,933
Newmont Mining              4,143      1,131          --       5,274           90,483      24,693         --        115,176
Nucor                       1,644        449          --       2,093           98,311      26,830         --        125,141
Phelps Dodge                1,663        454          --       2,117           57,989      15,826         --         73,815
Placer Dome                 6,939      1,894          --       8,833(c)        85,627      23,368         --        108,995
United States Steel Corp    1,885        514          --       2,399           37,662      10,278         --         47,940
Worthington Inds            1,804        552         (60)      2,296           26,663       8,159       (882)        33,940
Total                                                                       1,781,274     498,500    (12,378)     2,267,396

Miscellaneous (0.1%)
Convergys                   3,637      1,023         (30)      4,630(b)       115,257      32,412       (958)       146,711

Multi-industry
conglomerates (5.4%)
Cendant                    20,744      5,720         (59)     26,405(b)       362,605      99,990     (1,032)       461,563
Crane                       1,261        468        (124)      1,605           29,785      11,069     (2,940)        37,914
Danaher                     3,021        850         (26)      3,845          192,559      54,203     (1,652)       245,110
Dover                       4,278      1,167          --       5,445          163,377      44,587         --        207,964
Eastman Kodak               6,149      1,678          --       7,827          174,632      47,658         --        222,290
Emerson Electric            9,045      2,504         (36)     11,513          524,067     145,090     (2,068)       667,089
General Electric          209,818     59,034      (1,773)    267,079(d)     7,794,738   2,193,095    (65,855)     9,921,978
Grainger (WW)               1,977        546          (6)      2,517          107,351      29,620       (323)       136,648
ITT Inds                    1,868        513          (3)      2,378           99,172      27,211       (146)       126,237
Minnesota Mining & Mfg      8,287      2,322         (60)     10,549          918,200     257,204     (6,621)     1,168,783
Robert Half Intl            3,706      1,011          --       4,717(b)        97,171      26,519         --        123,690
Textron                     2,985        815          --       3,800          136,803      37,335         --        174,138
Tyco Intl                  42,167     11,508          --      53,675(c)     1,482,169     404,494         --      1,886,663
Xerox                      15,217      4,281        (128)     19,370          172,409      48,507     (1,455)       219,461
Total                                                                      12,255,038   3,426,582    (82,092)    15,599,528


See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
14    AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Paper & packaging (0.4%)
Ball                          579        181         (23)        737          $45,567     $14,271    $(1,835)       $58,003
Bemis                       1,115        310          (6)      1,419           56,241      15,666       (317)        71,590
Boise Cascade               1,226        405         (70)      1,561           43,646      14,412     (2,501)        55,557
Intl Paper                 10,187      2,866         (86)     12,967          425,612     119,748     (3,595)       541,765
MeadWestvaco                4,195      1,145          --       5,340          135,419      36,957         --        172,376
Pactiv                      3,366        919          --       4,285(b)        60,588      16,535         --         77,123
Sealed Air                  1,769        493         (10)      2,252(b)        73,449      20,480       (435)        93,494
Willamette Inds             2,322        634          --       2,956          128,755      35,138         --        163,893
Total                                                                         969,277     273,207     (8,683)     1,233,801

Real estate investment
trust (0.3%)
Equity Office
   Properties Trust         8,757      2,421         (31)     11,147          252,114      69,693       (889)       320,918
Equity Residential
  Properties Trust          5,723      1,610         (48)      7,285          153,262      43,121     (1,295)       195,088
Plum Creek Timber           3,860      1,068         (15)      4,913          116,572      32,268       (455)       148,385
Starwood Hotels &
   Resorts Worldwide        4,179      1,140          --       5,319          143,131      39,061         --        182,192
Total                                                                         665,079     184,143     (2,639)       846,583

Restaurants & lodging
(0.7%)
Darden Restaurants          2,463        672          --       3,135          101,476      27,694         --        129,170
Hilton Hotels               7,805      2,130          --       9,935           93,660      25,561         --        119,221
Marriott Intl Cl A          5,093      1,435         (45)      6,483          207,693      58,499     (1,818)       264,374
McDonald's                 27,168      7,537        (123)     34,582          738,425     204,877     (3,356)       939,946
Starbucks                   8,058     14,614     (12,415)     10,257(b)       191,539     347,372   (295,100)       243,811
Tricon Global Restaurants   3,082        841          --       3,923(b)       171,976      46,933         --        218,909
Wendy's Intl                2,210        603          --       2,813           68,952      18,818         --         87,770
Total                                                                       1,573,721     729,754   (300,274)     2,003,201

Retail (7.1%)
Albertson's                 8,583      2,403         (61)     10,925          246,761      69,088     (1,745)       314,104
AutoZone                    2,278        622          --       2,900(b)       154,107      42,057         --        196,164
Bed Bath & Beyond           6,130     10,829      (9,156)      7,803(b)       211,975     374,478   (316,629)       269,824
Best Buy                    4,457      1,219          (3)      5,673(b)       329,818      90,264       (254)       419,828
Big Lots                    2,405      1,212        (556)      3,061           25,782      12,992     (5,956)        32,818
Circuit City Stores-
   Circuit City Group       4,403      1,202          --       5,605          131,386      35,856         --        167,242
Costco Wholesale            9,558      7,669      (5,061)     12,166(b)       439,668     352,783   (232,794)       559,657
CVS                         8,259      2,254          --      10,513          224,645      61,307         --        285,952
Dillard's Cl A              1,769        720        (237)      2,252           25,438      10,357     (3,415)        32,380
Dollar General              6,987      1,907          --       8,894          110,395      30,128         --        140,523
Family Dollar Stores        3,643        994          --       4,637          122,878      33,534         --        156,412
Federated Dept Stores       4,072      1,111          --       5,183(b)       169,477      46,251         --        215,728
Gap                        18,228      4,975          --      23,203          262,483      71,633         --        334,116
Home Depot                 49,527     13,935        (419)     63,043        2,480,806     697,999    (20,969)     3,157,836
Kohl's                      7,080      1,970         (38)      9,012(b)       469,333     130,632     (2,548)       597,417
Kroger                     16,978      4,675         (42)     21,611(b)       349,747      96,308       (860)       445,195
Limited                     9,058      2,472          --      11,530          168,026      45,856         --        213,882
Lowe's Companies           16,366      4,604        (138)     20,832          753,982     212,126     (6,359)       959,749
May Dept Stores             6,324      1,763         (37)      8,050          232,723      64,884     (1,372)       296,235
Nordstrom                   2,840        775          --       3,615           71,852      19,609         --         91,461
Office Depot                6,488      1,826         (55)      8,259(b)       106,728      30,024       (897)       135,855
Penney (JC)                 5,576      1,522          --       7,098          138,675      37,845         --        176,520
RadioShack                  3,788      1,034          --       4,822          119,398      32,585         --        151,983
Safeway                    10,608      2,918         (23)     13,503(b)       429,094     118,052       (949)       546,197
Sears, Roebuck              6,818      1,926         (65)      8,679          360,263     101,742     (3,424)       458,581
Staples                     9,756      9,404      (6,742)     12,418(b)       177,754     171,343   (122,833)       226,264
Target                     19,081      5,339        (132)     24,288          847,387     237,123     (5,865)     1,078,645
Tiffany                     3,087        842          --       3,929          110,206      30,076         --        140,282
TJX Companies               5,764      1,573          --       7,337          238,284      65,029         --        303,313
Toys "R" Us                 4,195      1,145          --       5,340(b)        82,054      22,393         --        104,447

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
15   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                              Shares                                               Value(a)
                           Shares                            Pro Forma        Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions   Combined        Historical  Additions  Deletions     Combined
Retail (cont.)
Wal-Mart Stores            94,202     26,504        (796)    119,910       $5,650,235  $1,589,709   $(47,720)    $7,192,224
Walgreen                   21,560      6,066        (182)     27,444          782,197     220,058     (6,591)       995,664
Winn-Dixie Stores           2,970      1,232        (421)      3,781           39,650      16,447     (5,626)        50,471
Total                                                                      16,063,207   5,170,568   (786,806)    20,446,969

Textiles & apparel (0.3%)
Jones Apparel Group         2,651        723          --       3,374(b)        87,934      23,998         --        111,932
Liz Claiborne               2,222        606          --       2,828           60,816      16,597         --         77,413
Nike Cl B                   5,678      1,567         (17)      7,228          340,169      93,867     (1,032)       433,004
Reebok Intl                 1,244        428         (89)      1,583(b)        36,847      12,701     (2,645)        46,903
VF                          2,345        660         (20)      2,985           95,254      26,813       (817)       121,250
Total                                                                         621,020     173,976     (4,494)       790,502

Transportation (0.6%)
Burlington Northern
   Santa Fe                 8,173      2,230          --      10,403          230,806      62,989         --        293,795
CSX                         4,505      1,229          --       5,734          180,200      49,178         --        229,378
FedEx                       6,301      1,780         (60)      8,021(b)       337,418      95,285     (3,201)       429,502
Norfolk Southern            8,148      2,224          --      10,372          183,737      50,143         --        233,880
Ryder System                1,282        517        (167)      1,632           32,024      12,917     (4,177)        40,764
Union Pacific               5,250      1,453         (20)      6,683          325,763      90,118     (1,215)       414,666
Total                                                                       1,289,948     360,630     (8,593)     1,641,985

Utilities -- electric
(2.3%)
AES                        11,266      3,075          --      14,341(b)       152,654      41,660         --        194,314
Allegheny Energy            2,642        721          --       3,363           86,948      23,729         --        110,677
Ameren                      2,908        794          --       3,702          124,666      34,022         --        158,688
American Electric Power     6,811      1,869         (10)      8,670          284,291      77,984       (399)       361,876
Calpine                     6,453      1,761          --       8,214(b)        72,274      19,724         --         91,998
Cinergy                     3,362        918          --       4,280          108,593      29,636         --        138,229
Citizens Communications     5,919      1,636         (21)      7,534(b)        59,249      16,381       (212)        75,418
CMS Energy                  2,810        767          --       3,577           64,152      17,508         --         81,660
Consolidated Edison         4,486      1,224          --       5,710          183,881      50,182         --        234,063
Constellation Energy
   Group                    3,460        944          --       4,404           97,572      26,628         --        124,200
Dominion Resources          5,559      1,562         (45)      7,076          327,258      91,967     (2,656)       416,569
DTE Energy                  3,437        950         (12)      4,375          140,917      38,944       (487)       179,374
Duke Energy                16,404      4,566         (89)     20,881          572,007     159,205     (3,100)       728,112
Edison Intl                 6,886      1,879          --       8,765(b)       106,389      29,034         --        135,423
Entergy                     4,672      1,275          --       5,947          192,393      52,505         --        244,898
Exelon                      6,782      1,851          --       8,633          333,946      91,136         --        425,082
FPL Group                   3,717      1,042         (28)      4,731          199,268      55,859     (1,477)       253,650
NiSource                    4,370      1,193          --       5,563           90,896      24,806         --        115,702
PG&E                        8,185      2,234          --      10,419(b)       175,978      48,026         --        224,004
Pinnacle West Capital       1,788        495          (7)      2,276           71,270      19,745       (295)        90,720
PPL                         3,095        845          --       3,940          104,302      28,465         --        132,767
Progress Energy             4,623      1,267          (5)      5,885          202,025      55,373       (239)       257,159
Public Service Enterprise
  Group                     4,385      1,197          --       5,582          184,521      50,357         --        234,878
Reliant Energy              6,301      1,720          --       8,021          158,029      43,127         --        201,156
Sempra Energy               4,379      1,209         (14)      5,574          104,877      28,954       (332)       133,499
Southern Co                14,692      4,043         (33)     18,702          362,158      99,656       (820)       460,994
Teco Energy                 2,949        805          --       3,754           71,277      19,452         --         90,729
TXU                         5,603      1,543         (14)      7,132          272,978      75,197       (699)       347,476
Xcel Energy                 7,303      2,015         (22)      9,296          194,990      53,809       (595)       248,204
Total                                                                       5,099,759   1,403,071    (11,311)     6,491,519

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
16   AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Common stocks (continued)
                                                             Shares                                                Value(a)
                           Shares                           Pro Forma         Value(a)                            Pro Forma
Issuer                   Historical  Additions   Deletions  Combined         Historical  Additions  Deletions     Combined
Retail (7.1%)
Utilities -- gas (0.5%)
Dynegy Cl A                 7,417      2,024          --      9,441        $176,895      $48,276             $--      $225,171
El Paso                    10,786      3,006         (62)    13,730         409,330      114,069         (2,360)       521,039
KeySpan                     2,939        802          --      3,741          95,106       25,955             --        121,061
Kinder Morgan               2,359        644          --      3,003         121,960       33,284             --        155,244
NICOR                         946        377        (119)     1,204          38,445       15,311         (4,819)        48,937
Peoples Energy                748        325        (121)       952          27,444       11,930         (4,440)        34,934
Williams Companies         10,892      3,080        (107)    13,865         192,571       54,441         (1,887)       245,125
Total                                                                     1,061,751      303,266        (13,506)     1,351,511

Utilities -- telephone
(3.5%)
ALLTEL                      6,561      1,846         (55)     8,352         364,004      102,370         (3,031)       463,343
AT&T                       74,777     21,039        (632)    95,184       1,323,553      372,389        (11,182)     1,684,760
BellSouth                  39,671     11,161        (335)    50,497       1,586,840      446,450        (13,390)     2,019,900
CenturyTel                  2,982        815          (1)     3,796          91,786       25,053             (4)       116,835
Nextel Communications
   Cl A                    16,872     27,551     (22,947)    21,476(b)      135,820      221,794       (184,728)       172,886
Qwest Communications
   Intl                    35,189      9,807        (204)    44,792         369,485      102,977         (2,142)       470,320
SBC Communications         71,048     19,932        (542)    90,438       2,660,747      746,417        (20,280)     3,386,884
Sprint (FON Group)         18,749      5,275        (158)    23,866         331,857       93,363         (2,797)       422,423
Sprint (PCS Group)         20,833      5,861        (176)    26,518(b)      341,245       96,017         (2,889)       434,373
WorldCom-WorldCom Group    62,337     37,818     (20,806)    79,349(b)      626,487      380,067       (209,094)       797,460
Total                                                                     7,831,824    2,586,897       (449,537)     9,969,184

Total common stocks                                                    $218,253,208  $80,399,986   $(20,837,130)  $277,816,064

Short-term securities (2.7%)
                       Annualized     Amount      Amount                                                       Value(a)
                      yield on date payable at  payable at    Value(a)                                        Pro Forma
Issuer                 of purchase   maturity    maturity    Historical      Additions       Deletions        Combined
U.S. government agencies
Federal Home Loan Bank Disc Nts
  2/8/02                  1.72%     $300,000    $381,872      $299,882       $81,840           $--           $381,722
  3/15/02                 1.56       500,000     636,454       499,071       136,200            --             635,271
  4/3/02                  1.71       500,000     636,454       498,560       136,061            --             634,621
Federal Home Loan Mtge
Corp Disc Nts
  2/19/02                 1.74       500,000     636,454       499,541       136,328            --             635,869
  2/28/02                 1.89       500,000     636,454       499,357       136,278            --             635,635
  4/18/02                 1.72     1,400,000   1,782,070     1,394,974       380,698            --           1,775,672
  4/25/02                 1.68     1,400,000   1,782,070     1,394,513       380,573            --           1,775,086
Federal Natl Mtge Assn
Disc Nts
  2/7/02                  1.74       500,000     636,454       499,831       136,407            --             636,238
  2/11/02                 1.75       500,000     636,454       499,733       136,381            --             636,114
Total short-term securities                                 $6,085,462    $1,660,766           $--          $7,746,228

Total investments in securities
(Pro Forma Combined Cost: $317,432,866)(e)                $224,338,670   $82,060,752  $(20,837,130)       $285,562,292

See accompanying notes to pro forma combining investments in securities.

------------------------------------------------------------------------------
17  AXP(R) Market Advantage Series, Inc. -- AXP S&P 500 Index Fund
------------------------------------------------------------------------------

Notes to pro forma combining investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 2.7% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts:

     Type of security                            Contracts
     Purchase contracts
     S&P 500 Index, March 2002                      116

(e) At Jan. 31, 2002, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                            AXP S&P         AXP Nasdaq    AXP Total      Pro forma      Pro forma
                                                            500 Index         100 Index   Stock Market   Adjustments     Combined
                                                               Fund              Fund       Index Fund
   Cost of securities for federal income tax purposes      $247,998,008   $ 49,659,188   $36,262,523   $(14,198,183)  $319,721,536
   Unrealized appreciation                                 $  8,813,231   $    212,416   $ 3,510,988   $ (3,628,320)  $  9,908,315
   Unrealized depreciation                                 $(32,472,569)  $(22,033,158)  $(7,388,335)  $ 17,826,503   $(44,067,559)
                                                           ------------   ------------   -----------   ------------   ------------
   Net unrealized depreciation                             $(23,659,338)  $(20,820,742)  $(3,877,347)  $ 14,198,183   $(34,159,244)
                                                           ------------   ------------   -----------   ------------   ------------

                                                              S-6421-20 A (9/02)

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification.

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits.

(1)(a) Articles of Incorporation as amended on Jan. 16, 1990, filed as Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(1)(b) Amendment to Articles of Incorporation, dated June 16, 1999, filed as Exhibit (a)(1) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(2) By-laws as amended Jan. 11, 2001, filed as exhibit (b) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(3)     Not applicable.

(4)     Form of Agreement and Plan of Reorganization is included herein as
        Exhibit 1 to Part A of this Registration Statement.

(5)     Not applicable.

(6) Investment Management Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(7) Distribution Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Trust Company, dated September 9, 1999, is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(9)(b) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit
        (g)(3) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(9)(c) First Amendment to the Custodian Agreement of May 13, 1999, made as of December 1, 2000 between American Express Trust Company and The Bank of New York filed electronically as Exhibit (g)(6) to Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is incorporated by reference.

(9)(d) Second Amendment to the Custodian Agreement of May 13, 1999, made as of June 7, 2001 between American Express Trust Company and The Bank of
        New York filed electronically as Exhibit (g)(7) to Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is incorporated by reference.

(9)(e) Amendment to the Custodian Agreement of May 13, 1999, made as of January 31, 2001 between American Express Trust Company and The Bank of
        New York filed electronically as Exhibit (g)(8) to Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(10)(b) Rule 18f-3 Plan for AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, dated September 1999, is incorporated by reference to Exhibit (o)(2) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(11) Opinion and consent of counsel as to the legality of the securities being registered filed as Exhibit 11 to Registration Statement No. 333-92456 filed on or about July 16, 2002 is incorporated by reference.

(12)    Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 23 to Registration Statement No. 33-30770 filed on or about Oct. 14, 1999.

(13)(b) Transfer Agency Agreement, dated May 10, 2001, between Registrant, on behalf of AXP Blue Chip Advantage Fund, AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund, AXP Small Company Index Fund, and AXP Total Stock Market Index Fund, and American Express Client Service Corporation filed as Exhibit (h)(10) to Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is incorporated by reference.

(13)(c) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(14)    Independent Auditor's Consent is filed electronically herewith.

(15)    Not applicable.

(16)(a) Directors'  Power of Attorney to sign  amendments  to this  Registration
        Statement,   dated  Jan.   9,  2002,   filed  as  Exhibit   (q)(1)  to
        Post-Effective Amendment No. 27 to Registration Statement No. 33-30770 is incorporated by reference.

(16)(b) Officers'  Power of Attorney  to sign  amendments  to this  Registration
        Statement,   dated  Jan.   9,   2002,filed   as   Exhibit   (q)(2)  to
        Post-Effective Amendment No. 27 to Registration Statement No. 33-30770 is incorporated by reference.

(17)(a) Code of Ethics adopted under Rule 17j-1 by Registrant is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 filed on or about March 31, 2000.

(17)(b) Code of Ethics adopted under Rule 17j-1 by Registrant's investment adviser and principal underwriter is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 filed on or about March 31, 2000.

(17)(c) Prospectus  dated April 1, 2002,  for AXP S&P 500 Index Fund, AXP
        Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund, and AXP Nasdaq 100 Index Fund filed as Exhibit 17(c) to Registration Statement No. 333-92456 filed on or about July 16, 2002 is incorporated by reference.

(17)(d) Statement of Additional  Information dated April 1, 2002, for AXP
        S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund, and AXP Nasdaq 100 Index Fund filed as Exhibit 17(d) to Registration Statement No. 333-92456 filed on or about July 16, 2002 is incorporated by reference.

(17)(e) Annual Report for the period ended Jan. 31, 2002 for AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund, and AXP Nasdaq 100 Index Fund is filed electronically herewith.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 10th day of September, 2002.



AXP MARKET ADVANTAGE SERIES, INC.



by /s/ John R. Thomas**
   ---------------------
       John R. Thomas, President


by /s/ Jeffrey P. Fox
   -----------------------
       Jeffrey P. Fox, Treasurer


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 10th day of September, 2002.

Signatures                                           Capacity

/s/  H. Brewster Atwater, Jr.*                       Director
------------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chair of the board
------------------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
------------------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                              Director
------------------------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                    Director
------------------------------------
     Ira D. Hall

/s/  David R. Hubers*                                Director
------------------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
------------------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
------------------------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
------------------------------------
     Stephen R. Lewis, Jr.

Signatures                                           Capacity

/s/  William R. Pearce*                              Director
------------------------------------
     William R. Pearce

                                                     Director
------------------------------------
     Alan G. Quasha

/s/  Alan K. Simpson*                                Director
------------------------------------
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
------------------------------------
     John R. Thomas

/s/  William F. Truscott*                            Director
------------------------------------
     William F. Truscott

/s/  C. Angus Wurtele*                               Director
------------------------------------
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, filed electronically as Exhibit (q)(1) to Post-Effective Amendment No. 27 to Registration Statement
No. 33-30770, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, filed electronically as Exhibit (q)(2) to Post-Effective Amendment No. 27 to Registration Statement
No. 33-30770, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg